As filed with the U.S. Securities and Exchange Commission on May 18, 2021

1940 Act File No. [•]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

(Check appropriate box or boxes)

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

(Exact name of Registrant as Specified in Charter)

American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (787) 773-3888

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Brian M. Kaplowitz Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Incorporated of Puerto Rico American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Approximate Date of Proposed Public Offering:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

Check each box that appropriately characterizes the Registrant:

☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Privileged and Confidential

ii

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

v

PART A

May 18, 2021

Responses to Items 1, 2, 3.2, 4, 5, 6, and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

This prospectus speaks only as of its date, and the information contained herein is subject to change. You should carefully consider the information set forth under the headings “RISK FACTORS AND SPECIAL CONSIDERATIONS” below as well as “LEVERAGE PROGRAM” and “GENERAL INFORMATION” contained in the main body of this prospectus.

THE FUND

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc. (the “Fund”) is organized as a corporation under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”). The Fund was incorporated on May 28, 2008 and in reliance a ruling issued by the Office of the Commissioner of Financial Institutions (the “Commissioner’s Ruling”). From 2008 until 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Company Act”) and operated as such in Puerto Rico from 2008. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and, as a result, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act as of May [●], 2021. The principal office of the Fund is located at American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its telephone number is (787) 773-3888.

Investment in the Fund will afford the federal and Puerto Rico tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”). The Fund is not offering its securities to persons other than Puerto Rico Residents. See the section “Puerto Rico Taxation” for a description of such federal and Puerto Rico tax benefits. In addition, the Fund does not intend to qualify as a “RIC” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for US federal income tax purposes. The tax treatment of the Fund differs from that typically accorded to other investment companies registered under the Investment Company Act that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Taxation” in the prospectus for a more detailed description of the Puerto Rico and United States tax implications an investment in the Fund. You should also consult your tax advisor about your tax situation.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Fund’s investment objective is to provide investors (“Shareholders”) in the Fund’s shares of Common Stock (the “Shares”) with current income, consistent with the preservation of capital. No assurance can be given that the Fund will achieve its investment objective.

In seeking to achieve its investment objective, the Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. Securities issued by Puerto Rico entities are (A) securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), (B) mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency, and in the case of either (A) or (B) are backed by mortgages on properties in Puerto Rico or by obligations of Puerto Rico obligors and may include collateralized mortgage obligations (“CMOs”); and (C) corporate obligations and preferred stock of Puerto Rico entities, and other Puerto Rico securities that UBS Asset Managers of Puerto Rico (the “Investment Adviser” or “UBS AMPR”) may select, consistent with the Fund’s investment objective and policies (all such types of securities collectively referred to as the “Puerto Rico Securities”). While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy (as further described in “Investment Restrictions in the SAI”) is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objective and policies. “Non-Puerto Rico” refers to a security, entity, or issuer of any of the 50 States comprising the United States.

The Fund invests under normal circumstances, at least 80% of the Fund’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), or (ii) if not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations. Currently, the Puerto Rico bond market is experiencing a period of increased volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. It is expected that such increased volatility will continue in view of the continuing deterioration of the Puerto Rico economy and the fiscal stability of the Government of Puerto Rico, as well as its intention to restructure its debt. Because the Fund intends to invest most of its assets in Puerto Rico bonds, the Fund’s investment in securities issued by Puerto Rico entities that, at the time of purchase, were rated investment grade by a Credit Rating Agency, or if not so rated, that the Investment Adviser determined to be of comparable credit quality, may currently account for less than 80%, and at times may be significantly less than 80%, of its total assets. It is the Fund’s intention to maintain compliance therewith as market conditions permit, though there is no assurance the Fund will be able to do so. In such circumstances, any new investments made by the Fund will be in securities that are rated investment grade (or comparably rated by a Credit Rating Agency, or, if unrated, determined by the Investment Adviser to be of comparable credit quality) at the time of purchase, until the Fund achieves again such 80% threshold.

The Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in fixed income securities.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus borrowings for investment purposes, in investments the income from which is exempt from both federal income tax and Puerto Rico income tax for Puerto Rico Residents.

Currently, none of the bonds issued by the Government of Puerto Rico and its instrumentalities without credit enhancement carry an investment-grade credit rating. In view of this, the Fund’s ability to comply with this investment policy will be constrained. See “RISK FACTORS AND SPECIAL CONSIDERATIONS - General” above. The Fund may invest up to 20% of its total assets in (i) preferred stock, subordinated debt, trust preferred securities and other securities that are rated below investment grade at the time of purchase, or that the Investment Adviser determines to be of below investment grade quality at the time of purchase, provided (A) the issuer of such securities, or the entity that is the ultimate source of the cash to pay such securities, has senior unsecured debt rated investment grade by at least one Credit Rating Agency at the time of purchase or (B) if such entity does not have a senior unsecured debt rating, the Investment Adviser determines that such entity’s senior unsecured debt is of comparable credit quality and (ii) securities rated below investment grade at the time of purchase, or that the Investment Adviser determines to be below investment grade quality, and that do not meet the requirements of clause (i), provided that the amount invested in such securities may not exceed, at the time of purchase, 5% of the Fund’s total assets. See Appendix C to the SAI for further information regarding Fitch’s, S&P’s, and Moody’s ratings and Appendix F to the SAI for further developments relating to COFINA.

Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of lower-rated securities to make principal and interest payments than is the case for issuers of higher grade securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. In making such a determination, the Investment Adviser will consider such factors in its assessment of the credit quality of the issuer of the security and the price at which the security could be sold.

The average maturity and duration of the Fund’s portfolio securities will vary based upon the Investment Adviser’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline.

Prices of longer-term securities generally fluctuate more in response to interest rate changes than do those of short-term or medium-term securities. These changes in net asset value might be greater in the case of an investment company having a leveraged capital structure, such as the Fund. See “LEVERAGE PROGRAM” herein.

The Fund’s investment objective and certain investment policies are fundamental policies that may not be changed unless authorized by a majority (or in some cases, a supermajority) of the holders of the Fund’s outstanding shares of Common Stock. However, subject to Puerto Rico law, all other investment policies and limitations may be changed by the Board of Directors without the approval of either the holders of Common Stock. The Fund’s tax-exempt policy may not be changed without shareholder approval. See “Investment Restrictions” in the SAI.

Principal Investments of the Fund

Set forth below is a description of the principal types of securities in which the Fund may invest.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Investors in Mortgage-Backed Securities typically receive interest and principal on the underlying mortgage loans (and/or any related credit support). The Fund’s investments in Mortgage-Backed Securities will be considered as Puerto Rico Securities when at least 20% of the underlying assets are mortgages over real property located within Puerto Rico. See “Appendix B - Mortgage-Backed Securities” to the SAI.

Investments in Mortgage-Backed Securities include those issued or guaranteed by GNMA, FNMA, or FHLMC, as well as Mortgage-Backed Securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency (“Private Label Mortgage-Backed Securities”), and in either case may include CMOs. Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC, or other Mortgage-Backed Securities, including CMOs. See “RISK FACTORS AND SPECIAL CONSIDERATIONS” herein.

GNMA Mortgage-Backed Securities include securities which are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the GNMA. That guarantee is backed by the full faith and credit of the U.S.

FNMA Mortgage-Backed Securities represent a beneficial ownership interest in one or more pools of mortgage loans, which may be insured by the Federal Housing Administration or the Veterans Administration, or which may not be insured or guaranteed by any governmental agency. FHLMC Mortgage-Backed Securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. FNMA’s and FHLMC’s obligations with respect to their Mortgage-Backed Securities are not backed by the full faith and credit of the U.S., but are considered to present minimal credit risks.

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in such securities typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks. See “RISK FACTORS AND SPECIAL CONSIDERATIONS — Mortgage-Backed Securities” herein.

The type of GNMA, FNMA, FHLMC and certain other Mortgage-Backed Securities in which the Fund may invest are described in more detail in “Appendix B — Mortgage-Backed Securities” to the SAI. Not all types of Mortgage-Backed Securities are currently available in Puerto Rico.

Municipal Obligations. Municipal obligations are debt obligations or similar securities issued by or on behalf of Puerto Rico, a State of the U.S., or any of their respective political subdivisions, organizations, agencies, or instrumentalities, or by multi-state agencies or authorities, the interest on which is, in the opinion of Fund counsel, wholly or partially exempt from income tax (the “Municipal Obligations”). Municipal Obligations are issued for various public purposes, including construction of public or privately-operated facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. Puerto Rico Municipal Obligations encompass various types of Puerto Rico tax-exempt obligations including, for example, both general obligation bonds and revenue bonds, as well as industrial development bonds issued for the benefit of Puerto Rico or non-Puerto Rico corporations in connection with projects located inside or outside of Puerto Rico. The types of Municipal Obligations in which the Fund may invest, and certain of the risks attached thereto, are described in Appendix A to the SAI. Not all of such types of Municipal Obligations are currently available in Puerto Rico. See “Appendix A – Types of Municipal Obligations” to the SAI.

Municipal Bonds and Industrial Development Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. The Fund may invest in industrial development bonds (“IDBs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs is usually directly related to the credit standing of the user of the facilities being financed.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects.

Public Power Revenue Bonds. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation, and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state, and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport.

Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply treatment and distribution facilities, and sewage collection, treatment, and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges.

Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities, and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state, and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges, and adverse results of endowment fund investments.

Zero Coupon Obligations. The Fund may invest in zero coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and is subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Put Bonds. Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily sells the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond is held as long as, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company, or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

U.S. Government Securities. The Fund may invest in U.S. Government securities. These include securities that are issued or guaranteed by the U.S. Government, such as U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds, or that are issued or guaranteed by its agencies or instrumentalities, such as obligations of the Federal Home Loan Bank, which are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the Federal Intermediate Credit Banks, which are supported only by the credit of the issuer. The Fund may also invest in repurchase agreements secured by such securities, as further described herein.

Corporate Obligations. Corporate obligations are debt obligations or similar securities issued by or on behalf of a corporation. Although the Fund does not presently invest in corporate obligations, the Fund may invest in corporate obligations of financial services companies, and insurance companies, among others.

Short-Term Temporary Investments. If the Investment Adviser believes unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to short-term instruments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least F1 by Fitch, A-1 by S&P or Prime-1 by Moody’s, bank certificates of deposit, bankers’ acceptances, and repurchase agreements secured by any of the foregoing, as described below.

Swaps and Interest Rate Protection Transactions. The Fund has, and may in the future, enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed-rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund presently does, and intends to, use these transactions as a hedge and not as a speculative investment.

The Fund has, and may in the future, enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and usually enters into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as certain swap transactions are entered into to hedge interest rate risks associated with specific equity or fixed-income investments held by the Fund or borrowings by the Fund, such obligations will be excluded from specific borrowing restrictions under the Investment Company Act, specifically from the 10% derivatives exposure threshold specified in Rule 18f-4.

The Fund may enter into such transactions only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund may have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Non-Principal Investments of the Fund

Set forth below is a description of the non-principal types of securities in which the Fund may invest.

Asset-Backed Securities. The Fund may invest in various types of asset-backed securities (“Asset-Backed Securities”). The securitization techniques used in the context of Asset-Backed Securities are similar to those used for Mortgage-Backed Securities. The receivables supporting Asset-Backed Securities presently are primarily home equity mortgage loans and automobile and credit card receivables, but may also consist of other types of obligations. Asset-Backed Securities and the underlying receivables are not generally insured or guaranteed by any government agency.

However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). SBA is an independent agency of the U.S.

SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. SBA’s guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the U.S.

Asset-Backed Securities will be considered Puerto Rico Asset-Backed Securities when the securitization vehicle is organized under the laws of Puerto Rico or, regardless of where organized, when a majority of the underlying assets are obligations of individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”).

Preferred Stock. Preferred stock generally has priority over common stock with respect to payment of dividends and upon liquidation, but does not have the seniority of a debt instrument in an issuer’s capital structure in terms of claims to corporate income and liquidation payments. Preferred stock may have a fixed dividend rate and may not participate in any profits of the issuer above such dividend rate, in which case it is referred to as “non-participating,” or it may participate in some or all of the profits of the issuer, in which case it is referred to as “participating.” Preferred stock may be perpetual, with no mandatory redemption date, or issued with a mandatory redemption date. It may also be callable or redeemable at the option of the issuer after a certain period of time. Issuers of preferred stock are not required to pay dividends on the preferred stock, even if they have sufficient funds to pay dividends, although they are usually prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Preferred dividends may be “cumulative” or “non-cumulative.” If dividends are cumulative and they are not declared and paid at their regularly scheduled time, such dividends must generally be paid when the issuer is liquidated, before any assets may be distributed to holders of the issuer’s common stock. If dividends are non-cumulative, they never have to be paid if they are not declared; however, as mentioned above, the issuer may be prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Holders of preferred stock do not have the right to precipitate bankruptcy filings or collection activities in the event of missed dividend payments. Preferred stock may be convertible into common stock of the issuer or into some other security, or it may non-convertible. Holders of preferred stock usually have no voting rights, except in cases where preferred dividends have been unpaid for a certain period, in which case holders of preferred stock usually have the right to elect certain representatives to the board of directors of the issuer. Most of the preferred stock of Puerto Rico issuers currently available in the market is non-cumulative, non-voting, non-convertible, and non-participating, and pays dividends at a fixed dividend rate on a monthly basis. Most of the preferred stock of Puerto Rico issuers currently available in the market is issued by bank holding companies.

Other Investment Practices. Certain of the other investment practices in which the Fund may engage are described below. If the Fund issues preferred stock, debt securities, and other forms of leverage and seeks to obtain a credit rating of such preferred stock, debt securities, and other forms of leverage, any credit rating agency issuing such rating may, as a condition thereof, impose additional asset coverage or other requirements, which may restrict the Fund’s ability to engage in these investment practices.

When-Issued Securities and Delayed Delivery Transactions. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the Custodian (as defined below) cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss.

Dollar Rolls and Reverse Repurchase Agreements. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund may also enter into reverse repurchase agreements in which a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S.

Government securities purchases portfolio securities from the Fund, coupled with an agreement to resell them to the Fund at a specific date and price.

Dollar rolls and reverse repurchase agreements generally will be considered to be leverage and, accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of preferred stock, debt securities, and other forms of leverage, to 33 1/3% of the Fund’s total assets. Prior to the compliance date of Rule 18f-4, the Fund may borrow up to 50% of its total assets pursuant to dollar rolls and reverse repurchase agreements, provided that the Fund maintains liquid assets, in a segregated account, marked to market daily, in the amount of such borrowings. See “LEVERAGE PROGRAM” herein.

The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements consist of transactions in which the Fund purchases securities from a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities, and simultaneously commits to resell the securities to such original seller at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, it is the intention of the Fund to only enter into repurchase agreements with banks and dealers in transactions believed by the Investment Adviser to present minimum credit risks. In addition, each repurchase agreement must be collateralized at least at 102% with U.S. Government or other appropriate liquid high grade securities, held at a third party custodian, and marked-to-market daily. See “LEVERAGE PROGRAM” herein.

Other Practices

Call Rights. The Fund may purchase a Puerto Rico security or other Municipal Obligation issuer’s right to call all or a portion of such obligation for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related obligations, subject to certain conditions. A Call Right that is not exercised during the maturity of the related obligation will expire without value. The economic effect of holding both a Call Right and the related obligation is identical to holding an obligation as a non-callable security.

Options and Futures. The Fund may use securities options (both exchange-traded and over-the-counter) to attempt to enhance income (which would be taxable income) and may also attempt to reduce the overall risk of its investments (i.e., hedge) by using securities options, financial futures contracts and other interest rate protection transactions such as swap agreements. However, the Fund will not enter into financial futures contracts or options thereon unless the Dealers qualify for an exclusion or exemption or comparable relief from applicable registration requirements contained in the regulations administered by the U.S. Commodity Futures Trading Commission. See Appendix D to the SAI for a more complete discussion of the types of derivative and related income strategies the Fund may use and the risks thereof.

Short Sales. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short.

Securities Lending. Although it has not done so and it is not a principal strategy of the Fund, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Other Portfolio Investments, Investment Policies and Techniques and Investment Restrictions

See “Investment Restrictions” and “The Fund’s Investments” in the SAI for additional information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The main risks of investing in the Fund are described below. Any of these risks may cause you to lose money.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income. See “INVESTMENT OBJECTIVE AND POLICIES OF THE FUND” below. For a further description of developments in Puerto Rico, see Appendix F.

Puerto Rico Tax Treatment. For investors to receive the tax benefits offered by the Fund, such investors must be Puerto Rico Residents, and the Fund must have at least 67% of its total assets invested in Puerto Rico.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the assets base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage.

The Investment Adviser and its affiliates have engaged and may engage, in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers.

U.S. federal tax law; no U.S. federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the regulations and the guidance offered therein, an investment in the Shares is not expected to be the type of transaction intended to be covered by these rules. The Fund does not plan to request a ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “TAXATION,” for a more detailed description of the tax implications an investment on the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal tax law; FATCA rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.

U.S. Federal tax law; 30% withholding on dividends from sources within the U.S. Dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax

Market Price of Shares. The market price of the Shares will be determined by such factors as relative demand for and supply of such Shares in the market, general economic and market conditions, and other factors beyond the control of the Fund. The Fund cannot predict whether the Shares will trade at, below, or above net asset value or their respective offering price.    There may be few or no market-makers for the Shares. UBS Puerto Rico may be the only firm maintaining a market for the Shares, and from time to time, due to regulatory constraints or otherwise, UBS Puerto Rico may cease to maintain a market for the Shares, which could result in illiquidity of the Shares. Shares of closed-end investment companies such as the Fund frequently trade at prices lower than their net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Net asset value will be reduced following the offering of the Shares by the amount of the underwriting discount and the offering expenses paid by the Fund.

Puerto Rico investment companies that are similar to the Fund have sometimes, but not always, traded at a price equal to or greater than their net asset value. This can happen when the yield on the net asset value per Share is higher than yields generally available in the market for comparable securities, and the market price will tend to reflect this by trading higher than the net asset value per Share to adjust the yield to a comparable market rate. There is no assurance, however, that this will continue with those similar companies in the future or that the experience of the Fund will replicate that of those similar Puerto Rico investment companies. Accordingly, the Shares may not be suitable to all investors as they are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for trading purposes.

Political Risk. Political or regulatory developments in Puerto Rico and in the U.S. could adversely affect the tax-exempt status of interest or dividends paid on securities or the tax-exempt status of the Fund’s dividends. These developments could also cause the value of the Fund’s investments to fall. See “Changes in Applicable Law” below.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus, COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. In addition, efforts to successfully develop and make available treatments, vaccines, or other therapeutics may be prolonged, and some or all of these efforts may never succeed.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objective, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

Risk of Natural Disasters, Epidemics/Pandemics, Terrorist Attacks and War. Countries and regions in which the Fund may invest, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

The recent global outbreak of Coronavirus (or COVID-19) has created and is expected to continue to create enormous economic and social uncertainty throughout the world. The ultimate impact of the Coronavirus outbreak is difficult to predict, but it is possible that such outbreak could have an enduring and materially adverse impact on global, national and local economies and supply chains. In particular, disruptions to commercial activity relating to the imposition of quarantines and travel restrictions, or failures to contain the outbreak despite these measures, could materially and adversely impact the Fund’s investments, both in the near- and long-term. In addition, the imposition of travel restrictions (including “shelter-in-place” or “lock-down” directives) may impact the ability of the Investment Adviser’s personnel to travel in connection with potential or existing investments, or otherwise disrupt the Investment Adviser’s operations and business activities, which could negatively impact the Investment Adviser’s ability to effectively identify, monitor and trade the Fund’s investments. A climate of uncertainty stemming from the Coronavirus and a general economic downturn may reduce the availability of potential investment opportunities, increase the difficulty of modeling market conditions and adversely affect the Fund, its investments and the Investment Adviser. The U.S. and non-U.S. governments, central banks and other governmental entities have implemented stimulus programs to mitigate the economic fallout of the COVID-19 pandemic. The U.S. government is also currently considering the introduction of additional stimulus programs, however such programs may be delayed due to political factors that are changing rapidly. Even if such additional programs are implemented, their impact is uncertain and it is impossible to predict whether any such measures will be successful. The implementation of such additional programs could increase the volatility of the markets in which the Fund invests, resulting in rapid shifts in the Fund’s performance.    While the Investment Adviser will seek to continue to manage the Fund’s portfolio in a manner that is consistent with the Fund’s investment objective, that may prove to be impossible or impracticable, requiring the Fund’s portfolio to temporarily deviate (possibly materially) from historic norms.

Risks Associated with the Fund’s Investment Securities. Following is a summary of the risks attributable to the Fund’s investment in its underlying securities:

Puerto Rico Concentration Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. The effect on each specific debt may not be the same; it depends on exactly what part of the government’s money or revenue is supposed to pay the interest. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value may fluctuate due to market conditions affecting these securities.

Risk of investment in the Financial Services Industry. The financial services industry is subject to various material business risks. For example, changes in the prevailing interest rates or stock market conditions can have significant effects on the industry and the results of business operations in such industry. Some of the risks to which this industry is subject may become more acute in periods of economic slowdown or recession. During such period, loan delinquencies and foreclosures generally increase and could result in an increased incidence of losses and/or claims and legal actions. In addition, such conditions could lead to a potential decline in demand for the securities of the financial services industry. Changes in the legal or regulatory environment could also have adverse effects, such as changing the nature of activities in which the industry may engage or by increasing competition from other sources.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities and other instruments, as discussed below, may increase the risks described above. See “LEVERAGE PROGRAM” herein.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities the type that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Risks of Preferred Stock. Investments in preferred stock present certain special risks. One of them is that the issuers of preferred stock are not legally required to pay dividends when scheduled, even if they have sufficient funds to do so, and therefore these securities have greater payment risk than other securities in which the Fund may invest. In the case of cumulative preferred stock, missed dividends only have to be paid upon the liquidation of the company, and only after payment of the company’s creditors. In the case of non-cumulative preferred stock, missed dividends never have to be paid. However, the issuer is normally prohibited from paying dividends on its common stock unless all or some of its preferred dividends have been paid. Preferred stock is subordinated in right of payment to all other creditors of the issuer, and therefore is subject to greater credit risk than debt instruments. Also, holders of preferred stock usually have no voting rights, except in very limited circumstances. Shares of preferred stock may be substantially less liquid (they may have a more limited secondary market and may therefore be more difficult to sell) than other securities in which the Fund could invest, such as U.S. government securities. Shares of preferred stock are usually redeemable at the option of the issuer. As with any fixed income security, a redemption may negatively impact the return of the security to the holder. The Fund may invest up to 20% of its total assets in preferred stock that is unrated or rated below investment grade quality.

Derivatives Instruments. In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest up to 5% of its total assets in certain derivative instruments, specifically interest rate and other swaps. Subject to the approval of the Board of Directors, such 5% limit may be exceeded only for the purpose of hedging.

Derivatives instruments, specifically interest rate and other swaps, because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), may adversely affect the Fund. For example, he Funds faces significant counterparty risk with respect to their counterparties to non-cleared interest rate swaps and interest rate caps and floors. The Fund also may be limited in its ability to enter into certain interest rate derivatives due to applicable income tax requirements. Even where interest rate and other swaps are used for hedging purposes, there is no assurance that the hedging transactions will be successful or will not result in losses. Also, there is no assurance that the Investment Adviser will implement hedging strategies or that the hedging strategies will be successful or will not result in losses to the Fund. For example, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates, which are the subject of the hedge. Municipal derivatives may also be subject to the same risks as floating rate municipal obligations generally, risks of adverse tax determination or, in the case of municipal derivatives used for hedging purposes, risks similar to those for other hedging strategies. Municipals derivatives are used to invest the proceeds of municipal bonds and include guaranteed investment contracts, advance refunding escrows, swaps, options, swaptions, collars, and floors. Because municipal bonds commonly fund multi-year public works projects, most of their proceeds cannot be spent immediately, and must be invested to earn interest until they are ripe for use.

To the extent that the Fund includes derivative instruments as part of its tax-exempt policy or any other policy required by Rule 35d-1 of the Investment Company Act, the Fund will count derivatives based on market value.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Additionally, while there is authority generally supporting the treatment of repurchase and reverse repurchase agreements as collateralized loans for Puerto Rico income tax purposes, that authority does not specifically address the tax treatment of the repurchase agreements that the Fund typically enters into, which contain provisions that grant the buyer the right to sell, transfer, pledge, or hypothecate the securities that are the object of such agreements. Although the Treasury Department of Puerto Rico (the “P.R. Treasury Department”) has never pronounced itself as to whether this type of arrangement should be viewed as a transfer of ownership of the underlying securities, it is possible that the P.R. Treasury Department could take that position in the future and that Puerto Rico courts could agree with that view. In such event, the tax exempt interest paid on such underlying securities could be deemed not to constitute tax exempt income for the seller of such securities. See “TAXATION - PUERTO RICO TAXATION” herein.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and, depending on the structure, credit risk regarding the sponsor of such obligations.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, UBS Trust Company of Puerto Rico as the Fund’s administrator (the “Administrator”) is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Swap and other Transactions with Counterparties. The Fund may engage in swap and other financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

New Regulations Affecting Swap Agreements. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which effected substantial changes to the regulation of swap agreements, was enacted in 2010. Dodd-Frank required regulators, including the Commodity Futures Trading Commission (“CFTC”), to adopt regulations to implement many of the requirements of the legislation. The CFTC has adopted most of the required regulations. These new regulations may have the effect of reducing liquidity and increasing costs in the swaps markets as well as affecting the structure of the markets in other ways. These regulatory changes have increased, and will continue to increase, the level of regulation of the swaps markets and market participants, and therefore the costs of transacting swap agreements. These changes require many swap agreements to be executed on regulated exchanges or trading platforms and cleared through regulated clearing houses. Swap dealers (as defined by the CFTC) are also required to be registered and are subject to various regulatory requirements, including, but not limited to, proposed capital requirements, new margin, recordkeeping and reporting requirements and various new business conduct requirements. These regulatory changes, and the resulting increased costs and regulatory oversight requirements, could result in swaps market participants being required to, or deciding to, limit their trading activities, which could cause reductions in market liquidity and increases in market volatility. In addition, transaction costs incurred by swaps market participants such as the Fund are likely to be higher than in the past, reflecting the costs of compliance with the new regulations.

Securities Lending. Securities lending involves the risk that there may be delay in recovery of securities or even the loss of rights in the collateral, among other things, should the borrower of the securities fail financially or become insolvent.

Short Sales. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Corporate Obligations. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

[LIBOR Risk. The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance.]

Changes in Applicable Law. Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. No assurance can be given that legislation enacted or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund.

The Puerto Rico Legislature approved House Bill No. 2468, but said bill has not been remitted to the Governor yet. House Bill No. 2468, in general, proposes tax benefits due to the COVID-19 pandemic.

Single Family Housing Bonds and Multifamily Housing Bonds Risks. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of single and multifamily housing projects. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of Federal Housing Administration or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

Public Power Revenue Bond Risks. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation, and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state, and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bond Risks. Payment on certain transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls, and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents, or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on federal, state or local assistance including motor fuel and motor vehicle taxes, fees, and licenses, and therefore may be subject to fluctuations in such assistance.

Water and Sewage Revenue Bond Risks. Such bonds may be adversely affected by the lack of availability of federal and state grants and by decisions of federal and state regulatory bodies and courts.

Swaps and Interest Rate Protection Transaction Risks. The Fund may engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

DESCRIPTION OF OUTSTANDING SECURITIES

As of March 31, 2021, the Fund had total assets amounting to $5,420,591 and 1,540,185 shares of Common Stock (par value $0.01 per share) outstanding. The following provides information about the Fund’s outstanding Securities as of March 31, 2021:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Stock	88,000,000	0	1,540,185
Short-Term Debt	[•]	0	[•]
Medium-Term Debt	[•]	0	[•]

The Fund is authorized to issue 88 million shares of Common Stock, $0.01 par value, and 12 million shares of Preferred Stock, $0.01 par value. The Board of Directors is further authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the rights, preferences or other terms and conditions of such shares.

Common Stock

The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders are entitled to one vote per Share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

The Fund may in the future make additional offerings of its Shares. Any additional offerings, if made, will require approval of the Board of Directors. UBS Puerto Rico may have to suspend any future purchase and sale transactions effected by them for a period of time prior to an offering and up to the date of completion of such additional offering of Shares conducted in the future.

Preferred Stock

The Fund is authorized to issue 12,000,000 shares of preferred stock. Each share of preferred stock has a par value of $0.01. At the time of issance of each series of preferred stock, the Board of Directors of the Fund will determine the particular rights and other characteristics of such series, including:

(a)        The number of shares constituting that series;

(b)      The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)        Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion;

(d)      Whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the redemption price;

(e)        Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(f)        The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Fund, and the relative rights of priority, if any, of payment of shares of that series; and

(g)        Any other relative rights, voting rights, preferences, and limitations of that series.

Upon any voluntary or involuntary liquidation, dissolution, or winding-up of the Fund, the then holders of the shares of preferred stock will be entitled to receive, out of the assets of the Fund available for distribution to Shareholders, before any distribution is made to holders of the Shares, distributions upon liquidation in an amount per share of preferred stock equal to the liquidation preference plus, if provided by the resolutions of the Board of Directors of the Fund creating a particular series of preferred stock, accrued and unpaid dividends.

Senior Securities

The following provides information about the Fund’s outstanding senior securities as of the end of the previous fiscal year:

[None]

Other Classes of Authorized Securities

[None]

LEVERAGE PROGRAM

Issuance of Preferred Stock and Debt Securities. The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). See “Investment Restrictions” in the SAI.

The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock), in each case after giving effect to such issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Use of leverage through the issuance of preferred stock, debt securities, and other similar forms of leverage, as well as borrowings through reverse repurchase agreements, is a speculative investment technique and involves increased risk for holders of the Fund’s securities. Short-term, medium-term, and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies, and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term, and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. Should the then-current dividend or interest rate, as the case may be, on any more senior preferred stock, debt securities, and other similar forms of leverage exceed the net return on the Fund’s assets purchased with the proceeds of the leverage, the Fund’s leveraged capital structure could present additional risks to the holders of its securities than if the Fund were not so leveraged. Nevertheless, the Investment Adviser may determine to maintain the Fund’s leveraged position if they deem such action to be appropriate under the circumstances.

Payments on preferred stock, debt securities, and other similar forms of leverage issued by the Fund for investment may be indexed to equity or other indices unrelated to the assets held by the Fund. While the Fund enters into hedging transactions to minimize the risks inherent in those transactions, no assurance can be given that those transactions are or will be successful. Accordingly, the effect of leverage in a declining market could adversely affect the Fund’s ability to make dividend payments and other distributions on its preferred stock, debt securities, and other forms of leverage. The issuance of any preferred stock, debt securities, and other similar forms of leverage entails certain costs and expenses, such as underwriting discounts, credit rating agency fees, legal and accounting fees, printing costs, and certain other ongoing expenses, such as administrative and accounting fees. These costs and expenses are borne by the Fund.

Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Inasmuch as the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund may be forced to engage in borrowing for temporary or emergency purposes within the limitation of 5% of its total assets discussed above.

MANAGEMENT OF THE FUND

The Board

The overall management of the business and affairs of the Fund is vested with its Board of Directors. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”). The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Adviser, Administrator, Custodian and Transfer Agent (all such terms as defined below). The Fund’s day-to-day operations are delegated to its officers and to the Administrator, subject to the Fund’s investment objective and policies and to general supervision by its Board of Directors. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisory Services, Portfolio Management and Other Service Providers to the Fund

Investment Advisory and Administrative Services

Subject to the supervision of the Board of Directors, investment advisory services are provided to the Fund by the Investment Adviser, pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

Pursuant to the Advisory Agreement, the Investment Adviser provides a complete and continuous investment program for the Fund and makes investment decisions and place orders to buy, sell or hold particular securities and other investments for the Fund. As compensation for its investment advisory services related to the Fund, the Investment Adviser is entitled to an annual investment advisory fee (which is indirectly paid by shareholders) of 0.75% of the average weekly gross assets of the Fund, payable monthly. The Investment Advisor voluntarily waives investment advisory fees which currently represent an effective annual rate of [        ]%.

Unless earlier terminated as described below, the Advisory Agreement will continue in effect for a period of two (2) years from its date of execution and will remain in effect from year to year thereafter, if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement may be terminated, without penalty, (i) at any time by an unanimous vote of the Independent Directors, (ii) on sixty (60) days’ written notice by the Investment Adviser or (iii) on sixty (60) days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

Pursuant to the Advisory Agreement, the Investment Adviser will not be liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Custodian unless, (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not relieve the Investment Adviser from any responsibility, obligation, or duty that an Investment Adviser may have under the laws of Puerto Rico or any federal securities law.

The Administrator

UBS Trust Company of Puerto Rico serves as the Fund’s administrator. UBS Trust Company of Puerto Rico is a trust company organized and validly existing under the laws of Puerto Rico. Pursuant to an Administration Agreement with the Fund and subject to the overall supervision of its Board of Directors, the Administrator is responsible for providing facilities and personnel to the Fund in the performance of certain services, including the weekly determination of the Fund’s net asset value and net income. As compensation for its services, the Administrator is entitled to receive an annual administration fee (which is indirectly paid entirely by shareholders) equivalent to a rate of 0.15% of the average weekly gross assets of the Fund, payable monthly. The Administrator has delegated certain duties with respect to the Fund to State Street Corporation (in such capacity, the “Third Party Service Provider”). The Third Party Service Provider is an American financial services and bank holding company headquartered in Boston with operations worldwide.

The Advisory Agreement and the Administration Agreement were reviewed and approved by the Board of Directors and by a majority of the Independent Directors. In connection with such approval, the Board of Directors and the Independent Directors reviewed the nature and the quality of the services provided by the Investment Adviser and the Administrator and its affiliates pursuant to these agreements, determined that the nature and quality of these services are at least equal to the nature and quality of the services provided by other entities offering the same or similar services, and that the fees charged by the Investment Adviser and the Administrator for such services are fair and reasonable in light of the usual and customary charges made by other entities for services of the same nature and quality, and concluded that these agreements are in the best interests of the Fund and its shareholders. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement and the Administration Agreement of the Fund will be available in the Fund’s annual report to shareholders for the year ended [March 31, 2022].

Portfolio Management

The Investment Adviser is responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. The Investment Adviser manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Leslie Highley, the designated portfolio manager of the Fund (the “Portfolio Manager”).

Mr. Highley, manages several funds and portfolios. . For the past years he has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Investors Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (787) 773-3888 or by visiting the Fund’s website at www.ubs.com/prfunds. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Other Services

The Fund’s securities and cash are held under custody agreements between the Fund and UBS Trust Company of Puerto Rico, pursuant to which UBS Trust Company of Puerto Rico serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other custodians for the provision of similar services. In addition, the Fund has also retained JPMorgan Chase Bank, N.A. to perform certain custody functions.

Pursuant to the terms of a certain Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and UBS Trust Company of Puerto Rico, the latter is responsible for maintaining a register of the holders of record of the Fund’s shares of Common and Preferred Stock and opening and maintaining shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing, and shareholder services, the Transfer Agent is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other transfer agents for the provision of similar services.

Expenses

Affiliated Brokerage Commissions

The Fund pays (or will pay) brokerage commissions to UBS Financial Services Incorporated of Puerto Rico, which was previously an affiliated person of the Fund.

Control Persons

[•].

VALUATION OF THE FUND’S ASSETS

The Fund’s assets are valued by the Administrator on at least a weekly basis, with the assistance of the Investment Adviser, in good faith and subject to the oversight of the Board of Directors, based upon valuations provided by independent pricing services approved by the Board of Directors, when available. In arriving at their valuation, such independent pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuations in either case are based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. Securities for which quotations are not readily available from any source, they are valued at fair value by or under the direction of the Investment Adviser utilizing market quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. The Investment Adviser has also established a Valuation Committee (“the Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities with the purpose of determining the net asset value of the Fund’s assets. The Committee reports to the Board of Directors on a regular basis.

The market value of the Fund’s investments will depend on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue, and changes in, and expectations regarding changes in, interest rates and income tax rates.

The Valuation Committee is responsible for determining the fair value of the portfolio instruments for which market quotes or market-based valuations are not readily available. In considering the method to be used to determine the fair value of a portfolio instrument, the Valuation Committee takes into account all of the relevant factors and contributing circumstances, including but not limited to the following:

•	the nature and price (if any) of the portfolio instrument;

•	whether any dealer quotations for the portfolio instrument are available;

•	possible valuation methodologies that could be used to determine the fair value of the portfolio instrument;

•	the recommendation of the Investment Adviser with respect to the valuation of the portfolio instrument;

•	whether the issuer of the portfolio instrument has other securities outstanding and, if so, how those securities are valued;

•	GAAP guidance defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

•	the extent to which the fair value to be determined for the portfolio instrument will result from the use of data or formula produced by third parties independent of the Investment Adviser; and

•	the liquidity or illiquidity of the market for the particular portfolio instrument.

The net asset value of the Fund’s shares of Common Stock is calculated by the Administrator on at least a weekly basis. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.

DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

[Dividends and Other Distributions

The Fund intends to distribute monthly dividends of substantially all of its net investment income (which reflects amounts declared and paid as dividends on preferred stock, as well as interest paid on outstanding debt securities or other forms of leverage).

The net capital gains realized by the Fund, if any, may be retained by the Fund, unless the Board of Directors determines that the net capital gains will be distributed to the Shareholders. The Fund will not retain any net capital gains, unless such gains are offset by operating expenses of the Fund that are deductible for Puerto Rico income tax purposes. Substantially all of the Fund’s net investment income for any fiscal year will be distributed to Shareholders during or after that year.

“Net capital gains” as used herein, means the excess of the net long-term capital gains over the net short-term capital losses. “Net investment income” as used herein, includes all interest (including accrued income on zero coupon Municipal Obligations) and other ordinary income earned by the Fund on its portfolio holdings and the net short-term capital gains, net of Fund expenses.

While any debt securities or other forms of leverage are outstanding, the Fund may not declare any cash dividend or other distribution on the Shares unless at the time of such declaration: (1) all accrued, due and payable interest payments have been paid; and (2) after giving effect to such dividend or distribution, the value of the Fund’s total assets less all liabilities and indebtedness not represented by any outstanding debt securities, is at least equal to 200% of the aggregate principal amount of the outstanding debt securities and the aggregate par value of all outstanding preferred stock. For further information regarding the impact of the issuance of preferred stock, debt securities, and other forms of leverage on the payment of dividends and other distributions on the Shares, see “LEVERAGE PROGRAM.”

Dividend Reinvestment Plan

The Fund will establish a Dividend Reinvestment Plan (the “Plan”) under which all Shareholders will have all dividends and other distributions on their Shares paid in cash, unless all Shareholders elect to have the dividends and distributions reinvested in additional Shares. Shareholders who do not affirmatively elect to do so, will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholders by the Transfer Agent. Shareholders who decide to hold their Shares in the name of a broker or nominee other than UBS Puerto Rico or its nominees should contact such broker or nominee to confirm that they participate in the Plan.    There will be no charge to participants for reinvesting dividends or other distributions. The Transfer Agent’s fees for handling the Plan will be paid by the Fund.    The reinvestment of dividends and other distributions in Shares will not relieve participants of any income tax that may be payable on such distributions. See “TAXATION.”

The Transfer Agent will serve as the Fund’s agent in administering the Plan for the participating Shareholders. After the Fund declares a dividend or determines to make a capital gain distribution, the Shares will be acquired by the Transfer Agent for the participant’s account through (i) receipt of additional unissued but authorized Shares from the Fund or (ii) the acquisition of Shares in the open market or privately negotiated transactions, whichever option is economically more favorable to the participant. In the case of newly-issued shares, the number of Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued. In the case of Shares acquired in the open market or privately negotiated transactions, the amount of the dividend or other distribution on the Shares of the Shareholder would be applied (less the pro rata share of brokerage commissions incurred with respect to such open market or privately negotiated purchases, such commissions to be paid to parties which are unaffiliated to the Fund) to the purchase of the Shares for the Shareholder’s account. If the full dividend amount in open-market or privately negotiated purchases during the purchase period was unable to be so invested, the uninvested portion of the amount of the dividend or other distribution would be invested in newly-issued Shares at the close of business on the last purchase date. It is possible that, due to changes in market conditions or the Fund’s net asset value, the prices at which Shares are acquired in the open market exceed net asset value per Share at any given point in time. In acquiring Shares in the open market or through privately negotiated transactions, the Transfer Agent may acquire Shares from an Affiliated Party. The acquisition of such Shares will be subject to the procedures adopted by the Board of Directors to address potential conflicts of interest.

The Transfer Agent will maintain all Shareholder accounts in the Plan, including information needed by the Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each Shareholder’s proxy will include those Shares purchased pursuant to the Plan.

All registered Shareholders (other than brokers and nominees),upon request made to the Fund, to UBS Puerto Rico, or to the Shareholder’s financial advisor, will receive, via mail, information regarding the Plan, including a form in which they may elect to participate in the Plan. A Shareholder who has elected to participate in the Plan may terminate participation in the Plan at any time without penalty, and Shareholders who have previously terminated participation in the Plan may rejoin at any time.    Changes in these elections must be made in writing to the Transfer Agent and should include the Shareholder’s name and address as they appear on the share certificate or the Fund’s shareholder records. An election to terminate participation in the Plan, until such election is changed, will be deemed to be an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days prior to the record date for the payment of such dividend or distribution. The Plan may also be amended or terminated by the Transfer Agent by written notice to all Plan participants at least 30 days prior to the record date for the payment of the dividend or distribution. All correspondence concerning the Plan should be directed to the Transfer Agent at American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.]

TAXATION

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN THE NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAW AFTER THE DATE OF THIS PROSPECTUS.

The discussion in connection with the Puerto Rico income tax considerations is based on (a) the Puerto Rico Internal Revenue Code of 2011, as amended (the “2011 P.R. Code”), which could be retroactively changed at any time and any such revocation could significantly modify the statements and opinions expressed herein, the current regulations (the “P.R. Code Regulations”) issued by the P.R. Treasury Department under the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 P.R. Code”) and the 2011 P.R. Code; (b) a ruling letter issued on November 29, 2007 (the “Ruling”) by the P.R. Treasury Department stating, amongst others, that fixed and contingent interest paid or accrued on certain instruments issued by the Fund and described by the Ruling as “Contingent Payment Notes” constitute interest for purposes of the 1994 P.R. Code; (c) a ruling letter issued on March 20, 2012 by the P.R. Treasury Department stating that the Fund and the Noteholders may continue to rely on the Ruling to determine their income tax treatment of the Notes under the 2011 P.R. Code; and (d) the Fund’s representation to the effect that to the Fund’s best understanding (i) as of the date of the issuance of the Notes, the Ruling has not been modified or revoked by the P.R. Treasury Department; and (ii) the Fund has not amended the Ruling. Investors should also note that any ruling issued by the P.R. Treasury Department can be revoked if it is found to be in error or not to be in accord with the P.R. Treasury Department’s current views. Any such revocation would generally apply on a prospective basis under the terms and conditions set forth in Circular Letters Nos. 99-01 and 05-07 issued by the P.R. Treasury Department, and the occurrence of such an event could significantly modify the statements and opinions expressed herein.

The U.S. federal income tax discussion is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”), any of which could be retroactively changed at any time and any such revocation could significantly modify the statements and opinions expressed herein. This discussion assumes that the Shareholders will be (a) bona fide residents of Puerto Rico (as determined under Section 937(a) of the U.S. Code and Treasury Regulation Section 1.937-1) (“Puerto Rico Individuals”) during the entire time the Puerto Rico Individuals own the Shares, (b) corporations and other businesses organizations organized under the laws of Puerto Rico and whose principal office and place of business are in Puerto Rico (“Puerto Rico Entities”) or (c) trusts, the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals, as described above (“Puerto Rico Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”). For purposes of U.S. and Puerto Rico income taxes, securities and commodities in the hands of a securities dealers may be considered inventory property if the securities are purchased for resale to the dealers’ customers, or as investments if the securities are purchased for the dealer’s own account. In the case of the securities purchased for resale, gains or losses recognized on the sale are treated and taxed as ordinary income because it is income produced in the ordinary course of business of the dealer. The U.S. federal income tax consequences of a Shareholder that does not satisfy the assumptions described in the preceding sentence may differ from those described in the “United States Taxation” section below, and any such Shareholder should consult its tax advisers with respect to the tax consequences of owning and disposing of a Share.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal income taxation that may be relevant to other types of investors in the Fund, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the 1994 P.R. Code, the 2011 P.R. Code, or the U.S. Code (e.g., banks, insurance companies, tax-exempt organizations, “controlled foreign corporations” or “passive foreign investment companies”).

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements on which this discussion is based are subject to change (even with retroactive effect).

The statements herein have been opined on by Sánchez LRV LLC as counsel to the Fund. A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the P.R. Treasury Department, the IRS, or the courts. Accordingly, no assurance can be given that the opinions set forth herein, if challenged, would be sustained.

Puerto Rico Taxation

Puerto Rico Individuals and Puerto Rico Entities.

Fixed and Contingent Interest. Based on the foregoing and subject to the qualifications set forth herein:

•

Fixed and contingent interest on the Notes received or accrued by a Puerto Rico Individual or a Puerto Rico Entity will be exempt from Puerto Rico income taxes imposed by the 1994 P.R. Code or the 2011 P.R. Code, as the case may be, provided that:

(i)	the Fund is exempt from Puerto Rico income tax pursuant to the provisions of Section 1361 of the 1994 P.R. Code or Section 1112.01 of the 2011 P.R. Code;

(ii)

the interest is attributable to income derived by the Fund during the taxable year that is totally exempt from Puerto Rico income taxes under any provision of the 1994 P.R. Code, other than by virtue of Section 1361(a)(2) thereof, or under any provision of the 2011 P.R. Code, other than by virtue of Section 1112.01 thereof (the “Exempt Income”), and such interest on the Notes is designated by the Fund as tax exempt interest; and

(iii)

the total amount of interest paid by the Fund during a taxable year on obligations that have been issued to qualify under Article 1361-2(b)(2) of the P.R. Code Regulations is not greater than the excess of the Exempt Income received or accrued by the Fund prior to any date that interest is paid on such obligations over the sum of (a) “Exempt Dividends” (as defined in Section 1361 of the 1994 P.R. Code or Section 1112.01 of the 2011 P.R. Code, as the case may be) distributed by the Fund during the taxable year and prior to such date; and (b) interest paid by the Fund during the taxable year and prior to such date qualified as exempt interest under Article 1361-2(b) of the P.R. Code Regulations; and

•

In accordance with the P.R. Code Regulations and the Ruling, interest on the Notes that is not designated by the Fund as tax exempt interest will be subject to a 10% withholding tax in lieu of any other tax imposed by the 1994 P.R. Code or the 2011 P.R. Code, as the case may be, unless the Noteholder elects not to be subject to the 10% withholding tax. To the extent that interest on the Notes does not qualify as tax exempt interest under the 1994 P.R. Code or the 2011 P.R. Code and is not otherwise subject to the 10% withholding tax provided by the Ruling, it could be subject to tax at the ordinary income tax rates provided thereunder. The maximum ordinary income tax rate under the 1994 P.R. Code and the 2011 P.R. Code for individuals is 33%, and the maximum ordinary income tax rate for corporation is 39% under the 1994 P.R. Code as well as the 2011 P.R. Code. In addition, interest on the Notes that does not qualify as tax exempt interest (“Taxable Interest”) must be taken into account in computing a Noteholder’s Puerto Rico income tax. Taxable Interest received by a Puerto Rico Individual must be taken into account in computing such Noteholder’s ABT (as defined below).

Act No. 257-2018 (“Act 257”) amended the 2011 P.R. Code and changed the rates and calculation of the ABTI for taxable years commencing after December 31, 2018. Act 257 introduced new ABT rates at 1%, 3%, or 5% on ABTI over $25,000 through $150,000. Also, the 15% ABT bracket was eliminated by increasing the end point of the 10% ABT bracket from $200,000 to $250,000 and lowering the start point of the 24% ABT bracket from $300,000 to $250,000. Act 257 also allows new deductions from the calculation of the ABTI. Puerto Rico Individuals may now deduct various business expenses to calculate ABTI. None of these expenses are related to fees charged by the Funds.

The 2011 P.R. Code provides for an “alternate basic tax” (“ABT”) that is imposed on the “alternate basic taxable income” (“ABTI”) of a Puerto Rico Individual for taxable years commencing after December 31, 2010. The ABT must be paid by a Puerto Rico Individual to the extent such tax exceeds the regular income tax imposed by the 2011 P.R. Code. The 2011 P.R. Code provides that in determining ABTI, a Puerto Rico Individual is entitled to reduce gross income for items of income received from the Fund, to the extent such income is exempt under Section 1112.01 of the 2011 P.R. Code. Accordingly, to the extent interest received by a Puerto Rico Individual on the Notes in taxable years commencing after December 31, 2010 qualifies as exempt interest under Article 1361-2(b) of the P.R. Code Regulations, such interest will qualify as income that is exempt under Section 1112.01 of the 2011 P.R. Code and, therefore, will not be subject to the ABT.

For taxable years commencing after December 31, 2018, the ABT ranges from 1% to 24% in a 5-tier tax table summarized as follows: 1%, if the ABTI is between $25,000 and $50,000; 3%, if the ABTI is between $50,000 and $75,000; 5%, if the ABTI is between $75,000 and $150,000; 10%, if the ABTI is between $150,000 and $250,000; or 24%, if the ABTI is over $250,000. Puerto Rico investors may deduct various business expenses to calculate ABTI. However, none of these expenses are related to fees charged by the Fund.

The 2011 P.R. Code contains various provisions disallowing a deduction for expenses incurred by a taxpayer that are directly or indirectly attributable or allocable to interest that is exempt from Puerto Rico income tax. These provisions would be applicable to interest on the Notes received by a Noteholder, provided such interest is exempt under Article 1361-2(b) of the P.R. Code Regulations. The 2011 P.R. Code does not provide any rules with respect to the treatment that applies to the excess of the “principal” amount due at maturity of a Note and its initial offering price to the public. This difference is generally referred to as “original issue discount.” Under the current administrative practice followed by the P.R. Treasury Department, original issue discount is treated as interest.

Payment of Notes at maturity. In general, no gain or loss shall be recognized by a Noteholder upon the payment of a Note at maturity if the basis of such Note in the hands of the Noteholder is equal to the sum of the amount of cash and fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note. If the basis of a Note in the hands of the Noteholder exceeds the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such excess shall be treated by the Noteholder as a short term or long term capital loss, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than six months or more than one year period.

If the basis of the Note in the hands of the Noteholder is less than the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such difference shall be treated by the Noteholder as a short term or long term capital gain, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than one year period.

United States Taxation

Taxation of the Fund

For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund and the Investment Adviser, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

In addition, gains from the disposition of a “United States Real Property Interest,” as defined in Section 897 of the U.S. Code, and gains from the sale of the interests in a partnership that is engaged in a trade or business may be treated as effectively connected to a trade or business in the U.S. and subject to U.S. federal income tax and 30% branch profit tax. The Fund is also subject to a 30% U.S. withholding tax on certain types of income from sources within the United States, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

The imposition of a U.S. corporate income tax on the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments to its shareholders.

The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable. The Code Regulations provide an exception for certain obligations outstanding on July 1, 2014.

The Code Regulations treat the Fund as a NFFE. Thus, after June 30, 2014, the Fund would have been required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE, and, as such, it was required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on March 31st of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund may be subject to a 30% withholding tax.

Even though the record holders of the issued and outstanding Shares based on any prior prospectus did not, at that time, have the obligation to provide the information with respect to the Fund’ investors that is required to comply with the FATCA requirements of the U.S. Code, these Puerto Rico Investors are now subject to these requirements and will not be entitled to redeem their Shares if the information is not provided. The Fund will request the information from the record holders of such Shares and will seek the agreement of such record holders to timely provide the information to enable the Fund to comply with the U.S. Code in the future. However, if the Fund is unable to obtain such information from any such record holder or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund will be subject to the 30% withholding tax.

To ensure that the Puerto Rico Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Code Regulations under Section 937(b) of the U.S. Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Code Regulations and the guidance offered therein, the Fund is not expected be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the expected tax treatment described herein. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec. 1.1291-1(f) states that a “deferred tax amount” will be determined under Section 1291 of the Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed regulations, Puerto Rico Individuals will not be subject to the PFIC provisions in connection with dividends received from the Fund or a gain from the sale or exchange of Shares if (a) they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares, and (b)(1) in the case of dividends, the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code, and (2) in the case of a gain from the sale or exchange of Shares, the gain qualify as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the Internal Revenue Service, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual has the obligation to file a United States federal income tax return. You are urged to consult with your tax advisor whether you have the obligation to file this informative return.

Estate and Gift Taxes

Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

LEGAL PROCEEDINGS

The Fund and its Board of Directors are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management has informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS AMPR to perform under its contract with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBS Financial Services Puerto Rico and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. The case is now in discovery. While the outcome of these allegations is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Moreover, management of UBS Financial Services Puerto Rico has informed the Fund of its belief that the resolution of such matter is not likely to have a material adverse effect on the ability of UBS AMPR to perform under its contract with the Fund.

INDEPENDENT AUDITORS

The Fund’s independent auditors are [•], located at [•].

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sidley Austin LLP, New York, NY and Sánchez LRV LLC, 270 Muñoz Rivera Ave., Suite 1110, San Juan, Puerto Rico. 00918.

PRIVACY POLICY

Attached as Appendix E to the SAI is a copy of the Privacy Policy as to the information the Fund compiles and maintains on its respective investors.

GENERAL INFORMATION

Claims against the Fund. A claim by an investor against the Fund, its directors, or officers will be subject to the jurisdiction of the Puerto Rico courts, and therefore, arbitration proceedings will not be the sole forum to resolve any claims.

Additional Information. Additional information regarding the Fund is on file with the SEC and is also available from the Fund at its principal offices. The Fund’s address is American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and telephone number is (787) 773-3888.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

PART B

May 18, 2021

TAX-FREE FIXED INCOME FUND VI FOR PUERTO RICO RESIDENTS, INC.

American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

STATEMENT OF ADDITIONAL INFORMATION

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was incorporated on May 28, 2008. This statement of additional information (the “SAI”) of the Fund does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated May 18, 2021. Investment in the Fund will afford the federal and Puerto Rico tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”). The Fund is not offering its securities to persons other than Puerto Rico Residents. See the section “Puerto Rico Taxation” for a description of such federal and Puerto Rico tax benefits. In addition, the Fund does not intend to qualify as a “RIC” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for US federal income tax purposes. The tax treatment of the Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940 that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Taxation” in the prospectus for a more detailed description of the Puerto Rico and United States tax implications an investment in the Fund. You should also consult your tax advisor about your tax situation. This SAI does not include all information that a prospective investor should consider before purchasing securities. Investors should obtain and read the prospectus prior to investing in the Fund. A copy of the prospectus may be obtained without charge by calling (787) 773-3888. You may also obtain a copy of the prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

THE FUND

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). From 2008 until 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Company Act”) and operated as such in Puerto Rico from 2008. In 2018, the U.S. Government signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the U.S. Investment Company Act, and, as a result, the Fund has been registered as a non-diversified, closed-end management investment company under the Investment Company Act since May [•], 2021.

INVESTMENT OBJECTIVE AND FUNDAMENTAL POLICIES

Please see the section “Investment Objective and Policies of the Fund” in the prospectus for information about the Fund’s investment objective and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus and this SAI, or (ii) borrow money from banks or other entities in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may not change its investment objectives or fundamental policies without the approval of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT RESTRICTIONS

The Fund may not change the following investment limitations without the approval of holders of a majority of the Fund’s outstanding Common Stock:

The Fund may not:

(a)        purchase the securities of any one issuer, if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

(b)        make an investment in a particular industry or group of industries if, at the time of purchase, the investment would cause the aggregate value of all of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to the following: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-free Municipal Obligations, including Puerto Rico Municipal Obligations, other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities and asset-backed securities. For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

(c)        purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options or future contracts (as described in Appendix D hereto);

(d)        engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(e)        make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities

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convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(f)        purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(g)        purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts (as described in Appendix D hereto) and options on futures contracts subject to certain restrictions;

(h)         make loans, except through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan;

(i)        purchase securities of other investment companies, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such investment company is owned by the Fund, (ii) 25% of the Fund’s total assets, valued at market value, would be invested in any one such investment company, (iii) 25% of the Fund’s total assets, valued at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company;

(j)        make investments for the purpose of effecting control of management; or

(k)        lend portfolio securities, except to the extent that such loans, if and when made, do not exceed 33 1/3% of the total assets of the Fund valued at market value.

The Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in fixed income securities.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus borrowings for investment purposes, in investments the income from which is exempt from both federal income tax and Puerto Rico income tax for Puerto Rico Residents.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of the Fund’s net assets in securities that, at the time of purchase, were rated investment grade by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or if not so rated, that UBS Asset Managers of Puerto Rico (“UBS AMPR” or the “Investment Adviser”) determined to be of comparable credit quality. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

THE FUND’S INVESTMENTS

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Investors in Mortgage-Backed Securities typically receive interest and principal on the underlying mortgage loans (and/or any related credit support). The Fund’s investments in Mortgage-Backed Securities will be considered as Puerto Rico Securities (as defined in the prospectus) when the underlying assets are substantially comprised of mortgages over real property located within Puerto Rico. See “Appendix B - Mortgage- Backed Securities” herein.

Investments in Mortgage-Backed Securities include those issued or guaranteed by GNMA, FNMA, or FHLMC, as well as Mortgage-Backed Securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government

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agency (“Private Label Mortgage-Backed Securities”), and in either case may include CMOs. Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC, or other Mortgage-Backed Securities, including CMOs. See “RISK FACTORS AND SPECIAL CONSIDERATIONS” herein.

GNMA Mortgage-Backed Securities include securities which are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the GNMA. That guarantee is backed by the full faith and credit of the U.S.

FNMA Mortgage-Backed Securities represent a beneficial ownership interest in one or more pools of mortgage loans, which may be insured by the Federal Housing Administration or the Veterans Administration, or which may not be insured or guaranteed by any governmental agency. FHLMC Mortgage-Backed Securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. FNMA’s and FHLMC’s obligations with respect to their Mortgage-Backed Securities are not backed by the full faith and credit of the U.S., but are considered to present minimal credit risks.

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in such securities typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks. See “RISK FACTORS AND SPECIAL CONSIDERATIONS — Mortgage-Backed Securities” herein.

The type of GNMA, FNMA, FHLMC and certain other Mortgage-Backed Securities in which the Fund may invest are described in more detail in “Appendix B — Mortgage-Backed Securities.” Not all types of Mortgage-Backed Securities are currently available in Puerto Rico.

Municipal Obligations. Municipal obligations are debt obligations or similar securities issued by or on behalf of Puerto Rico, a State of the U.S., or any of their respective political subdivisions, organizations, agencies, or instrumentalities, or by multi-state agencies or authorities, the interest on which is, in the opinion of Fund counsel, wholly or partially exempt from income tax (the “Municipal Obligations”). Municipal Obligations are issued for various public purposes, including construction of public or privately-operated facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. Puerto Rico Municipal Obligations encompass various types of Puerto Rico tax-exempt obligations including, for example, both general obligation bonds and revenue bonds, as well as industrial development bonds issued for the benefit of Puerto Rico or non-Puerto Rico corporations in connection with projects located inside or outside of Puerto Rico. The types of Municipal Obligations in which the Fund may invest, and certain of the risks attached thereto, are described in Appendix A to herein. Not all of such types of Municipal Obligations are currently available in Puerto Rico. See “Appendix A – Types of Municipal Obligations” herein.

U.S. Government Securities. The Fund may invest in U.S. Government securities. These include securities that are issued or guaranteed by the U.S. Government, such as U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds, or that are issued or guaranteed by its agencies or instrumentalities, such as obligations of the Federal Home Loan Bank, which are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the Federal Intermediate Credit Banks, which are supported only by the credit of the issuer. The Fund may also invest in repurchase agreements secured by such securities, as further described herein.

Asset-Backed Securities. The Fund may invest in various types of asset-backed securities (“Asset-Backed Securities”). The securitization techniques used in the context of Asset-Backed Securities are similar to those used for Mortgage-Backed Securities. The receivables supporting Asset-Backed Securities presently are primarily home equity mortgage loans and automobile and credit card receivables, but may also consist of other types of obligations. Asset-Backed Securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). SBA is an independent agency of the U.S.

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SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. SBA’s guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the U.S.

Asset-Backed Securities will be considered Puerto Rico Asset-Backed Securities when the securitization vehicle is organized under the laws of Puerto Rico or, regardless of where organized, when a majority of the underlying assets are obligations of Puerto Rico Residents.

Preferred Stock. Preferred stock generally has priority over common stock with respect to payment of dividends and upon liquidation, but does not have the seniority of a debt instrument in an issuer’s capital structure in terms of claims to corporate income and liquidation payments. Preferred stock may have a fixed dividend rate and may not participate in any profits of the issuer above such dividend rate, in which case it is referred to as “non-participating,” or it may participate in some or all of the profits of the issuer, in which case it is referred to as “participating.” Preferred stock may be perpetual, with no mandatory redemption date, or issued with a mandatory redemption date. It may also be callable or redeemable at the option of the issuer after a certain period of time. Issuers of preferred stock are not required to pay dividends on the preferred stock, even if they have sufficient funds to pay dividends, although they are usually prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Preferred dividends may be “cumulative” or “non-cumulative.” If dividends are cumulative and they are not declared and paid at their regularly scheduled time, such dividends must generally be paid when the issuer is liquidated, before any assets may be distributed to holders of the issuer’s common stock. If dividends are non-cumulative, they never have to be paid if they are not declared; however, as mentioned above, the issuer may be prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Holders of preferred stock do not have the right to precipitate bankruptcy filings or collection activities in the event of missed dividend payments. Preferred stock may be convertible into common stock of the issuer or into some other security, or it may non-convertible. Holders of preferred stock usually have no voting rights, except in cases where preferred dividends have been unpaid for a certain period, in which case holders of preferred stock usually have the right to elect certain representatives to the board of directors of the issuer. Most of the preferred stock of Puerto Rico issuers currently available in the market is non-cumulative, non-voting, non-convertible, and non-participating, and pays dividends at a fixed dividend rate on a monthly basis. Most of the preferred stock of Puerto Rico issuers currently available in the market is issued by bank holding companies.

Corporate Obligations. Corporate obligations are debt obligations or similar securities issued by or on behalf of a corporation.

Other Investment Practices. Certain of the other investment practices in which the Fund may engage are described below. If the Fund issues preferred stock, debt securities, and other forms of leverage and seeks to obtain a credit rating of such preferred stock, debt securities, and other forms of leverage, any credit rating agency issuing such rating may, as a condition thereof, impose additional asset coverage or other requirements, which may restrict the Fund’s ability to engage in these investment practices.

When-Issued Securities and Delayed Delivery Transactions. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the Custodian (as defined below) cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss.

Short-Term Temporary Investments. If the Investment Adviser believes unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to short-term instruments. The Fund may not be able to achieve its investment objectives as a result of such a commitment to short-term investments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least F1 by Fitch Ratings, A-1 by S&P Global Ratings or Prime-1 by Moody’s Investors Service, Inc., bank certificates of deposit, bankers’ acceptances, and repurchase agreements secured by any of the foregoing, as described below.

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Dollar Rolls and Reverse Repurchase Agreements. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund may also enter into reverse repurchase agreements in which a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities purchases portfolio securities from the Fund, coupled with an agreement to resell them to the Fund at a specific date and price.

Dollar rolls and reverse repurchase agreements generally will be considered to be leverage and, accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of preferred stock, debt securities, and other forms of leverage, to 33 1/3% of the Fund’s total assets. Prior to the compliance date of Rule 18f-4, the Fund may borrow up to 50% of its total assets pursuant to dollar rolls and reverse repurchase agreements, provided that the Fund maintains liquid assets, in a segregated account, marked to market daily, in the amount of such borrowings. See “LEVERAGE PROGRAM” in the prospectus.

The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements consist of transactions in which the Fund purchases securities from a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities, and simultaneously commits to resell the securities to such original seller at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, it is the intention of the Fund to only enter into repurchase agreements with banks and dealers in transactions believed by the Investment Adviser to present minimum credit risks. In addition, each repurchase agreement must be collateralized at least at 102% with U.S. Government or other appropriate liquid high grade securities, held at a third party custodian, and marked-to-market daily.

Other Practices

Call Rights. The Fund may purchase a Puerto Rico security or other Municipal Obligation issuer’s right to call all or a portion of such obligation for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related obligations, subject to certain conditions. A Call Right that is not exercised during the maturity of the related obligation will expire without value. The economic effect of holding both a Call Right and the related obligation is identical to holding an obligation as a non-callable security.

Options and Futures. The Fund may use securities options (both exchange-traded and over-the-counter) to attempt to enhance income (which would be taxable income) and may also attempt to reduce the overall risk of its investments (i.e., hedge) by using securities options, financial futures contracts and other interest rate protection transactions such as swap agreements. However, the Fund will not enter into financial futures contracts or options thereon unless UBS Financial Services Incorporated of Puerto Rico or other dealers as appointed from time to time (the “Dealers”) qualify for an exclusion or exemption or comparable relief from applicable registration requirements contained in the regulations administered by the U.S. Commodity Futures Trading Commission. See Appendix D herein for a more complete discussion of the types of derivative and related income strategies the Fund may use and the risks thereof.

Short Sales. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold

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short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short.

Securities Lending. Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Portfolio Turnover. [•]

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested with its Board of Directors. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”). The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Adviser, Administrator, Custodian, and Transfer Agent (all such terms as defined below). The Fund’s day-to-day operations are delegated to its officers and to the Administrator, subject to the Fund’s investment objectives and policies and to general supervision by its Board of Directors.

The Board of Directors. The Board of Directors consists of seven (7) persons. Six (6) of these are Independent Directors, and one (1) is considered to be an “interested person” as a result of his employment as an officer of the Fund, its Investment Adviser, or an affiliate thereof (the “Interested Director”).

The six (6) Independent Directors are the following: Messrs. Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot and José J. Villamil, and Mrs. Clotilde Pérez. The only Interested Director is the Chairman of the Board, Mr. Carlos V. Ubiñas.

The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Agustin Cabrer, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

The Board of Directors has three (3) standing committees: the Audit Committee, the Dividend Committee, and the Nominating Committee. The Board has adopted a written Audit Committee Charter, and the Audit Committee’s role is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. Messrs. Cabrer, León and Pellot serve on the Audit Committee. The Audit Committee met nine (9) times during the fiscal year ended March 31, 2020. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended March 31, 2020, amounted to $6,500. The Audit Committee is comprised solely of Independent Directors and represented by independent legal counsel in connection with its duties. Mr. León serves as an audit committee financial expert.

According to the Fund’s charter, the role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. Messrs. Ubiñas, Pellot, and Cabrer, serve on the Dividend Committee. The Dividend Committee did not meet during the fiscal year ended March 31, 2020. The Dividend Committee sets dividends by Unanimous Consent.

Pursuant to the adoption of a written charter, the Fund has created a Nominating Committee comprised of three (3) Independent Directors. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the entire Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Directors, the Nominating Committee

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may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. Messrs. Cabrer, Nido and Pellot serve on the Nominating Committee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Nominating Committee met two (2) times during the fiscal year ended March 31, 2020.

Independent Directors. Certain biographical and other information relating to the Independent Directors is set forth below, including their ages and their principal occupations for at least five (5) years. Messrs. Nido and Pellot and Mrs. Pérez are members of the boards of directors of all the other funds that have engaged UBS AMPR as their investment adviser (the “UBS Advised Funds”) or as their co-investment adviser (the “UBS Co-Advised Funds” and, together with the UBS Advised Funds, the “Affiliated Funds”). Mr. Cabrer and Mr. León are members solely of the board of directors of each of the UBS Advised Funds.

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships During the Past Five Years

Agustín Cabrer (72)	Director	Director since 2008	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suárez & Co. since 2002, V. Suárez Investment Corporation since 2002, V. Suárez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella	[18 funds consisting of 29 portfolios]	None

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Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships During the Past Five Years
Development, Corp. from 2001 to 2014.

Carlos Nido (56)	Director	Director since 2008	President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filósofo, Marcelo and Nicky Jam “El Ganador”. From 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was the President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Día, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Día, Mr. Nido coordinated City View Plaza, a two phase office real estate development. During 1990 he was a special assistant to the President of Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media, LLC., the UBS Puerto Rico family of Mutual Funds, B. Fernandez & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board	[25 funds consisting of 36 portfolios]	None

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Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships During the Past Five Years
of Advent Morro Private Equity Funds.

Luis M. Pellot (72)	Director	Director since 2008	President and Tax attorney at Pellot-González, PSC since 1989; Member of the Board of Directors of Empresas Santana; Guaraguao Properties, Inc. and JS Investment Company, Inc.; Secretary of AA-10,000 Corp; Member of the Board of Directors and Secretary of Financiadora Primas; 98% Partner and Manager of Lepanto, S.E.; Member of the P.R. Bar Association, P.R. Manufacturers Association, P.R. Chamber of Commerce, P.R. General Contractors Association, and P.R. Hotel and Tourism Association.	[25 funds consisting of 36 portfolios]	None
Clotilde Pérez (69)	Director	Director since 2009	Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; Member of the Board of Trustees of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former member of the Board of Directors of Grupo Guayacán, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacán Fund of Funds Family.	[25 funds consisting of 36 portfolios]	None
José J. Villamil (81)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce,	18 funds consisting of 29 portfolios	None

SAI-11

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships During the Past Five Years
as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.
Vicente León (81)	Director	Director since 2021	Independent business consultant since 1999; former Member and Vice Chairman of the Board of of Directors of Triple S Management Corp. from 2000 to 2012; former consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm; former Partner at KPMG LLP; Director of UBS Family of Funds from 2008-2019.	18 funds consisting of 29 portfolios	None
*	The address of the Independent Directors is American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**

Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85.

SAI-12

Interested Directors and Officers. Certain biographical and other information relating to the Interested Directors and to the other officers of the Fund, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served, and the total number of Affiliated Funds overseen by them. These persons also serve as directors and officers of the UBS Advised Funds and, in some cases, of certain of the UBS Co-Advised Funds.

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

Carlos V. Ubiñas (66)	Director, Chairman of the Board of Directors, and President	President since 2015; Chairman of the Board of Directors since 2012; and Director since 2008

Chief Executive Officer since 2009, President since 2005, Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.

				[18 funds consisting of 29 portfolios]	None

Leslie Highley (74)	Senior Vice President and Portfolio Manager	Senior Vice President since 2008

Managing Director of UBS Trust PR since 2006; Executive Vice President of UBS Trust PR since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Investors Tax-Free Family of Funds since 1995; Member of the Boards of Directors of the Fund from 2009 to February 2013; President of Dean Witter Puerto Rico, Inc.

				Not applicable	None

William Rivera (62)	First Vice President and Treasurer	Treasurer since 2015 and First Vice President since 2008

Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Incorporated of Puerto Rico since 1987.

				Not applicable	None

Javier Rodríguez (47)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2008

Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.

				Not applicable	None

Liana Loyola (59)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

SAI-13

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

Luz Nereida Colon (46)	Chief Compliance Officer	Chief Compliance Officer since 2013

Mrs. Colon is an Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico, and the Funds. Mrs. Colon also serves as Co-CCO for the Puerto Rico Investors Family of Funds which is co-managed by UBS Asset Managers of Puerto Rico and Banco Popular of Puerto Rico. Most recently, she was appointed CCO for UBS Fund Advisor, LLC. She began her career in the securities industry in 1997 with responsibilities that included supervisory and control and risk management roles. She earned her B.B.A. in Accounting from the University of Puerto Rico and her JD from the Inter American University of Puerto Rico, School of Law. She is admitted to practice law in the Commonwealth of Puerto Rico. Mrs. Colon received the Certified Regulatory and Compliance Professional (CRCP) designation from the FINRA Institute at Wharton School.

				Not applicable	None

Cary Alsina (52)	Assistant Vice President	Assistant Vice President since 2019

Assistant Portfolio Manager and Analyst for UBS AMPR and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.

				Not applicable	None

Heydi Cuadrado (40)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS AMPR since 2008. Joined UBS Trust Company in 2003.	Not applicable	None

Gustavo Romañach (46)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS AMPR since 2013; Associate Director Portfolio analyst & trader of UBS AMPR since 2009; Assistant Vice-President of UBS AMPR since 2003.	Not applicable	None

*	The address of the Interested Directors and Officers of the Fund is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

SAI-14

**

Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is elected by and serves at the pleasure of the Board of Directors.

Compensation of the Directors. Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses, for attendance at each meeting of the Board of Directors, and $500 plus expenses, for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

Name	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Carlos Nido	$4,055.56	None	None	$104,509
Luis M. Pellot	$6,555.56	None	None	$148,863
Agustín Cabrer	$6,055.56	None	None	$114,363
Clotilde Pérez	$4,055.56	None	None	$110,509
Vicente León[3]	$5,027.78	None	None	$116,863
Joaquin Villamil[3]	$3,027.77	None	None	$71,609
Carlos V. Ubiñas	[•]	[•]	[•]	[•]

(1) Amount for the fiscal year ended March 31, 2020.

(2)  Amount for the calendar year ended December 31, 2020 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. “Affiliated Funds” includes all funds in the Fund Complex.

(3)  As provided in the Fund’s Bylaws as of that date, Director retired at the end of the calendar year upon reaching eighty (80) years of age. Fund bylaws have been amended to allow Directors to hold their positions until reaching eighty -five (85) years of age.

As of December 31, 2020, based on information provided by each of the Independent Directors, none of them exercise control over the Fund as defined by Section 2(a)(9) of the Investment Company Act.

Board Diversification and Director Qualifications.    In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Agustín Cabrer

Mr. Cabrer has been an Independent Director of the Funds since 2003, he oversees 18 funds consisting of 29 portfolios. For the past five years, Mr. Cabrer has had the following positions: President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities, Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol,

SAI-15

LLC since 2013(solar phtovoltaic developer); Presdient of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.

Vicente J. León

Mr. León has been an Independent Director of the Funds since 2021, he oversees 18 funds consisting of 29 portfolios. For the past five years, Mr. León has had the following positions: Independent business consultant since 1999; former Member and Vice Chairman of the Board of Directors of Triple S Management Corp. from 2000 to 2012; former consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm; former Partner at KPMG LLP.

Carlos Nido

Mr. Nido has been an Independent Director of the Funds since 2007, he oversees 25 funds consisting of 37 portfolios. For the past five years, Mr. Nido has had the following positions: President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; Presdient and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filosofo, Marcelo and Nicky Jam “El Ganador”; from 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he was Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and Founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Dia, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Dia, Mr. Nido coordinated City View Place, a two phase office real estate development. During 1990 he was a special assitant to the President of the Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media LLc; the UBS Puerto Rico family of Mutual Funds; B. Fernandez & Hnos. Inc.; Puerto Rico Ambulatory Surgery Center; and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.

Luis M. Pellot

Mr. Pellot has been an Independent Director since 2003, overseeing 25 funds consisting of 37 portfolios. For the past five years, Mr. Pellot has held the following positions: President and Tax attorney at Pellot-Gonzalez, PSC since 1989; Member of the Board of Directors of Empresas Santana; Guaraguao Properties, Inc. and JS Investment Company, Inc; Secretary of AA-10,000 Corp; Member of the Board of Directors and Secretary of Financiadora Primas; 98% Partner and Manager of Lepanto, S.E.; Member of the P.R. Bar Association, P.R. Manufacturers Association, P.R. Chamber of Commerce, P.R. General Contractors Association, and P.R. Hotel and Tourism Association.

Clotilde Pérez

Ms. Pérez has been an Independent Director since 2009, overseeing 25 funds consisting of 37 portfolios. For the past five years, Ms. Pérez has held the following positions: Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; Member of the Board of Trustees of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacán, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacán Fund of Funds Family.

Joaquin Villamil

Mr. Vilamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el

SAI-16

Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.

Carlos V. Ubiñas

Mr. Ubiñas is Director, Chairman of the Board of Directors and President of the Funds. He was been President since 2015, Chairman of the Board of Directors since 2012, and Director since 2004.    For the past five years he has been Chief Executive Officer since 2009; President since 2005, Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Serivces Incorporated of Puerto Rico from 1989-2005.

Beneficial Ownership of Shares of the Fund and the UBS Puerto Rico Family of Investment Companies by Each Director

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2020:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in the UBS Puerto Rico Family of Investment Companies

Agustín Cabrer	None	None

Vicente J. León	[•]	[•]

Carlos Nido	None	$10,001-$50,000

Luis M. Pellot	None	None

Clotilde Pérez	None	None

Joaquin Villamil	[•]	[•]

Carlos V. Ubiñas	None	Over $100,000

[As of [•], 2021, no director who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by the Investment Adviser, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser, or the Fund’s principal underwriter.]

[DESCRIPTION OF ANY DIRECT OR INDIRECT INTEREST HELD BY ANY DIRECTOR OR A FAMILY MEMBER WHO IS NOT AN INTERESTED PERSON, IF APPLICABLE, TO COME].

[DESCRIPTION OF ANY DIRECT OR INDIRECT INTEREST IN ANY TRANSACTION EXCEEDING $120,000 HELD BY ANY DIRECTOR OR FAMILY MEMBER WHO IS NOT AN INTEREST PERSON, IF APPLICABLE, TO COME].

[DESCRIPTION OF ANY DIRECT OR INDIRECT RELATIONSHIP EXCEEDING $120,000 WITH ANY DIRECTOR OR FAMILY MEMBER WHO IS NOT AN INTEREST PERSON, IF APPLICABLE, TO COME].

[DESCRIPTION OF ANY OFFICER OF INVESTMENT ADVISER OR UNDERWRITER THAT SERVED ON THE BOARD OF DIRECTORS OF A COMPANY WHERE A DIRECTOR OF THE REGISTRANT ALSO SERVED, IF APPLICABLE, TO COME].

SAI-17

Control Persons

[•].

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Investment Advisory Services

Subject to the supervision of the Board of Directors, investment advisory services are provided to the Fund by the Investment Adviser, pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

The Investment Adviser is indirectly controlled by UBS Americas Inc., which is directly or indirectly controlled by UBS Americas Holding LLC, UBS AG and UBS Group AG.

Pursuant to the Advisory Agreement, the Investment Adviser provides a complete and continuous investment program for the Fund and makes investment decisions and place orders to buy, sell or hold particular securities and other investments for the Fund. [As compensation for its investment advisory services related to the Fund, the Investment Adviser is entitled to an annual investment advisory fee (which is indirectly paid by shareholders) not to exceed an aggregate rate of 0.75% of the average weekly gross assets of the Fund, payable monthly. The Investment Adviser may choose to wholly or partially waive such fee.]

Unless earlier terminated as described below, the Advisory Agreement will continue in effect for a period of two (2) years from its date of execution and will remain in effect from year to year thereafter, if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement may be terminated, without penalty, (i) at any time by an unanimous vote of the Independent Directors, (ii) on sixty (60) days’ written notice by the Investment Adviser or (iii) on sixty (60) days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

Pursuant to the Advisory Agreement, the Investment Adviser will not be liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Custodian unless, (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not relieve the Investment Adviser from any responsibility, obligation, or duty that an Investment Adviser may have under the laws of Puerto Rico or any federal securities law which is not waivable.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid for the Fiscal Year Ended	Expense Reimbursement for the Fiscal Year Ended
Fiscal year ended March 31, 2021	$[-]	$[-]
Fiscal year ended March 31, 2020	$[-]	$[-]
Fiscal year ended March 31, 2019	$[-]	$[-]

Administrative Services

UBS Trust Company of Puerto Rico (the “Administrator”) serves as the Fund’s administrator. UBS Trust Company of Puerto Rico is a trust company organized and validly existing under the laws of Puerto Rico. It has its principal office and place of business at American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Pursuant to an Administration Agreement with the Fund and subject to the overall supervision of its Board of Directors, the Administrator is responsible for providing facilities and personnel to the Fund in the performance of certain services, including the weekly determination of the Fund’s net asset value and net income and assistance in the preparation of reports and filings. As compensation for its services, the Administrator is entitled to receive an annual administration fee (which is indirectly paid entirely by shareholders) equivalent to a rate of 0.15% of the average weekly gross assets of the Fund, payable monthly. The Administrator has delegated certain duties with respect to the Fund to State Street Corporation (in such capacity,

SAI-18

the “Third Party Service Provider”). The Third Party Service Provider is an American financial services and bank holding company headquartered in Boston with operations worldwide.

The following table sets forth the administration fee paid by the Fund for the last three fiscal years:

Administration Fee Paid for the Fiscal Year Ended
Fiscal year ended March 31, 2021	$[-]
Fiscal year ended March 31, 2020	$[-]
Fiscal year ended March 31, 2019	$[-]

The Advisory Agreement and the Administration Agreement were reviewed and approved by the Board of Directors and by a majority of the Independent Directors. In connection with such approval, the Board of Directors and the Independent Directors reviewed the nature and the quality of the services provided and to be provided by the Investment Adviser and the Administrator and its affiliates pursuant to these agreements, determined that the nature and quality of these services are at least equal to the nature and quality of the services provided by other entities offering the same or similar services, and that the fees charged by the Investment Adviser and the Administrator for such services are fair and reasonable in light of the usual and customary charges made by other entities for services of the same nature and quality, and concluded that these agreements are in the best interests of the Fund and its shareholders. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement and the Administration Agreement of the Fund will be available in the Fund’s annual report to shareholders for the year ended [March 31, 2022].

Other Services

The Fund’s securities and cash are held under custody agreements between the Fund and UBS Trust Company of Puerto Rico, pursuant to which UBS Trust Company of Puerto Rico serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other custodians for the provision of similar services. In addition, the Fund has also retained JPMorgan Chase Bank, N.A. to perform certain custody functions.

Pursuant to the terms of a certain Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and UBS Trust Company of Puerto Rico, the latter is responsible for maintaining a register of the holders of record of the Fund’s shares of Common and Preferred Stock and opening and maintaining shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing, and shareholder services, the Transfer Agent is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other transfer agents for the provision of similar services.

[In addition to the Investment Adviser’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its directors (other than those affiliated with the Investment Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

Other Expenses

[•]

Independent Registered Public Accounting Firm. [•], with offices located at [•], serves as the Fund’s independent auditor.

Portfolio Manager.    Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”), manages several municipal funds and portfolios. Mr. Highley has been Senior Vice President of the Fund since 2003. For the past years he has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS

SAI-19

Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Investors Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

Other Accounts Managed by the Portfolio Manager.    The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Number of Other Accounts Managed and Assets by Account Type as of March 31, 2020

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Leslie Highley	Registered Investment Companies	[•]	$[•]	[•]	$ [•]
	Other Pooled Investment Vehicles	[•]	$[•]	[•]	$ [•]
	Other Accounts	[•]	$[•]	[•]	$ [•]

[As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.]

[Compensation.     Portfolio manager compensation consists primarily of base salary, an annual discretionary bonus and long term incentive payments.

Salary.    Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Bonus.    The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation.    Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. [•]

SAI-20

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.]

Potential Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

[If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Fund Shares by the Portfolio Manager.    As of March 31, 2020, the Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Leslie Highley	$0

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics. The Code of Ethics requires directors and officers of the Fund who are officers or employees of the Investment Adviser to comply with various requirements in connection with the securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions. It also imposes on these directors and officers certain confidentiality obligations, limitations on outside business activities, and certain other obligations. The Code of Ethics also requires Independent Directors to fully report securities transactions in their accounts and related accounts by each such director. [The Code of Ethics also prohibits the Investment Adviser, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the Code of Ethics of the Fund and the Investment Adviser can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by

SAI-21

calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.]

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31 is available without charge, upon request, by calling (787) 773-3888 or from the Fund’s website at www.ubs.com/prfunds, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors, the Investment Adviser will be responsible for the execution of the Fund’s portfolio transactions. In executing portfolio transactions, the Investment Adviser will seek to obtain the best net price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. Most securities in which the Fund invests in are traded on a “net” basis without a stated commission through dealers acting for their

SAI-22

own account and not as brokers. Prices paid to dealers in principal transactions of such securities generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

In placing orders with dealers, the Investment Adviser generally will attempt to obtain the best net price and most favorable execution of its orders. The Investment Adviser may purchase and sell portfolio securities from and to dealers who provide the Fund with research analysis, statistical, or pricing advice or similar services. Portfolio transactions will not be directed by the Fund to dealers solely on the basis of research and advice provided. In selecting brokers and dealers, the Investment Adviser will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Investment Adviser in selecting brokers and dealers may include the following: price; the broker’s or dealer’s facilities; the broker’s or dealer’s reliability and financial responsibility; when relevant, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as the type of security (e.g., Puerto Rico obligations), timing, order size, and execution of orders; and the research and other services provided by that broker or dealer to the Investment Adviser(and the Investment Adviser’s arrangements relating thereto) that are expected to enhance the Investment Adviser’s general portfolio management capabilities, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. While the Investment Adviser generally seeks the best net price in placing orders, the Fund may not necessarily be paying the lowest price available. Commission rates are one factor considered together with other factors. The Investment Adviser will not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker-dealer on the basis of its purported “posted” commission rate. The Investment Adviser, in its discretion, may cause the Fund to pay a commission in excess of the amount another broker or dealer would have charged for effecting that transaction, provided the Investment Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research provided by the broker to the Investment Adviser. Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising its other accounts (including the Affiliated Parties as defined below); and conversely, research services furnished to the Investment Adviser in connection with their other accounts or such other investment companies may be used in advising the Fund.

The Investment Adviser seeks to allocate on a fair and equitable basis among advisory clients, including all the Affiliated Funds, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for one or more of their clients, but for which there is a limited supply or demand, although there is no assurance of equality of treatment according to any particular or predetermined standards or criteria. Where, because of prevailing market conditions it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, transactions for the Fund may be reported with the average price of these transactions.

The Investment Adviser may, on an aggregated basis, purchase or sell the same security for more than one client to obtain a favorable price to the extent permitted by applicable law. These orders may be averaged as to price and allocated as to amount according to each client’s daily purchase or sale orders or upon some other basis believed to be equitable in accordance with procedures adopted by the Board of Directors.

Other conflicts of interest may arise in the future, which will be addressed by the Board of Directors at such time.

[Substantially all of the Fund’s trades are effected on a principal basis.] The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates*
Fiscal year ended March 31, 2020	$[0]	$[0]
Fiscal year ended March 31, 2019	$[0]	$[0]
Fiscal year ended March 31, 2018	$[0]	$[0]

* Note that while UBS Trust PR is not presently an affiliated person of the Fund, it is included because it was affiliated in prior periods.

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[Under the Investment Company Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which UBS Financial Services of Puerto Rico is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board, including a majority of the independent directors.]

BENEFICIAL OWNERS

As of December 31, 2020, the officers and directors of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s total outstanding Common Shares and less than 1% of the Fund’s total outstanding Preferred Shares.

5% Shareholders

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Fund on or before [•], 2021.

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
[Common Shares]
[Preferred Shares]
[Footnotes]

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon, appearing in the Fund’s Annual Report for the fiscal year ended March 31, 2020 are included herewith. Such reports were completed before the Fund was registered under the Investment Company Act and, accordingly, may have been subject to different preparation and disclosure requirements than what is required under the Investment Company Act. The Fund’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by calling (787) 773-3888 or on the Fund’s website at www.ubs.com/prfunds. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

[FINANCIAL STATEMENTS TO COME]

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APPENDIX A

TYPES OF MUNICIPAL OBLIGATIONS

The Fund may invest in the following types of Municipal Obligations, subject to their availability in Puerto Rico, and other types of Municipal Obligations as they become available in the Puerto Rico market from time to time. Not all of the described Municipal Obligations are presently available in Puerto Rico.

Municipal Bonds, Industrial Development Bonds, and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

As generally described in the prospectus and the SAI, the Fund may not presently concentrate its investments, i.e., invest a relatively high percentage of its assets in Municipal Obligations (e.g., revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multifamily housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems, or industrial companies. That limitation may in the future be changed by the Fund’s Board of Directors. Any future determination to allow concentration of the Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund also increases. Also, it is anticipated that a significant percentage of the Municipal Obligations (e.g., revenue bonds) in the Fund’s portfolio may be issued by entities or secured by facilities with a relatively short operating history. Therefore, investors should also be aware of the risks which these investments might entail, as discussed below.

Health Care Revenue Bonds. These securities include Municipal Obligations (e.g., revenue bonds) issued to finance hospitals, nursing homes, and continuing care facilities and which are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs, and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from federal or state programs such as Medicare and Medicaid and from various insurers. Changes in such programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of the services provided may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

A number of legislative proposals concerning health care have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals include or may lead to a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of Federal Housing Administration or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

Public Power Revenue Bonds. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation, and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state, and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls, and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents, or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on federal, state or local assistance including motor fuel and motor vehicle taxes, fees, and licenses, and therefore may be subject to fluctuations in such assistance.

Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply treatment and distribution facilities, and sewage collection, treatment, and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of federal and state grants and by decisions of federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. In addition, construction and operation of such facilities may be subject to cost overruns. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations (including utilities), to provide facilities for the treatment of air, water, and solid waste pollution. Repayment of these bonds is dependent upon income from and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations which could adversely affect the cost or operation of the facility.

Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities, and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state, and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges, and adverse results of endowment fund investments.

Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments, or a general shortfall in forecasted tax revenues.

Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within its service area.

Municipal Lease Obligations

Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts, or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default their affiliates limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund presently does not, and does not intend to, invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Zero Coupon Obligations

The Fund may invest in zero coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and is subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Floating and Variable Rate Obligations

The Fund may also purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently is no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

Participation Interests

The Fund may invest in participation interests in municipal bonds, including IDBs, PABs, and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain compliance with the investment objective and policies of the Fund. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. The Fund’s Administrator monitors the pricing, quality, and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Put Bonds

Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily sells the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond is held as long as, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company, or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

Tender Option Bonds

Tender option bonds are long-term municipal securities sold by a bank subject to a “tender option” that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the “tender option”). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund’s ability to exercise the tender option may be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

APPENDIX B

MORTGAGE-BACKED SECURITIES

General

Mortgage-backed securities were introduced in the 1970’s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970’s, the mortgage-backed securities market in general has vastly expanded and a variety of structures have been developed to meet investor needs.

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the Investment Adviser believes may assist the Fund in achieving its investment objective. The Fund may invest in various types of P.R. Mortgage-Backed Securities, as described herein. Not all of the types of securities described below are available in Puerto Rico.

Government National Mortgage Association (“GNMA”) Securities

GNMA is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”); or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through mortgage-backed securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Federal National Mortgage Association (“FNMA”) Securities

FNMA is a federally chartered and privately owned corporation established under the Federal National Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through mortgage-backed security represents a pro rata interest in one or more pool of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of the following: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. FNMA guarantees timely payment of principal and interest on FNMA mortgage-backed securities. However, the obligations of FNMA are not backed by the full faith and credit of the U.S. Nevertheless, because of the relationship between FNMA and the U.S., it is widely believed that FNMA mortgage-backed securities present minimal credit risks.

Federal Home Loan Mortgage Corporation (“FHLMC”) Securities

FHLMC is a corporate instrumentality of the U.S. established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

The mortgage loans underlying the FHLMC mortgage-backed securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one to four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC mortgage-backed securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC mortgage-backed securities.

FHLMC guarantees: (i) the timely payment of interest on all FHLMC mortgage-backed securities; (ii) the ultimate collection of principal with respect to some FHLMC mortgage-backed securities; and (iii) the timely payment of principal with respect to other FHLMC mortgage-backed securities. However, the obligations of FHLMC are not backed by the full faith and credit of the U.S.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in such securities typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class acquired. CMOs involve special risks. The following are classes of CMOs:

Accretion Directed: A class that receives principal payments from the accreted interest from specified accrual classes. An accretion directed class also may receive principal payments from principal paid on the underlying mortgage assets or other assets of the trust fund for the related series.

Companion Class: A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes, or scheduled principal classes.

Component Certificates: A class consisting of “components.” The components of a class of component certificates may have different principal and interest payment characteristics but together constitute a single class. Each component of a class of component certificates may be identified as failing into one or more of the categories in this chart.

Non-Accelerated Senior or NAS: A class that, for the period of time specified in the related prospectus or supplement, generally will not receive (in other words, is locked out of) (1) principal prepayments on the underlying mortgage assets that are allocated disproportionately to the senior certificates because of the shifting interest structure of the certificates in the trust and/or (2) scheduled principal payments on the underlying mortgage assets, as specified in the related prospectus or supplement. During the lock-out period, the portion of the principal distributions on the underlying mortgage assets that the NAS class is locked-out of will be distributed to the other classes of senior certificates.

Notional Amount Certificates: A class having no principal balance interest on the related notional amount. The notional amount is used for purposes of the determination of interest distributions.

Planned Principal Class or PACs: A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying mortgage assets. These two rates are the endpoints for the “structuring range” for the planned principal class. The planned principal classes in any series of certificates may be subdivided into different categories (e.g., primary planned principal classes, secondary planned principal classes and so forth) having different effective structuring ranges and different principal payments priorities. The structuring range for the secondary planned principal class of a series of certificates will be narrower than that for the primary planned principal class of the series.

Scheduled Principal Class: A class that is designed to receive principal payments using a predetermined principal balance but is not designated as a planned principal class or targeted principal class. In many cases, the schedule is derived by assuming two constant prepayments rates for the underlying mortgage assets. These two rates are the endpoints for the “structuring range” for the scheduled principal class.

Sequential Pay: Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same series of certificates may be identified as a sequential pay class.

Strip: A class that receives a constant proportion, or “strip,” of the principal payments on the underlying mortgage assets or other assets of the trust fund.

Super Senior: A class that will not bear its proportionate share of realized losses (other than excess losses) as its share is directed to another class, referred to as the “support class” until the class balance of the support class is reduced to zero.

Support Class: A class that absorbs the realized losses other than excess losses that would otherwise be allocated to a Super Senior class after the related classes of subordinated certificates are no longer outstanding.

Targeted Principal Class or TACs: A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying mortgage assets.

The following are other classes of interest type mortgage-backed securities:

Fixed Rate: A class with an interest rate that is fixed throughout the life of the class.

Floating Rate: A class with an interest rate that resets periodically based upon a designated index and that varies directly with changes in the index.

Inverse Floating Rate: A class with an interest rate that resets periodically based upon a designates index and that varies inversely with changes in the index.

Variable Rate: A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the mortgage rates borne by the underlying mortgage loans).

Interest Only: A class that receives some or all of the interest payments made on the underlying mortgage assets or other assets of the trust fund and little or no principal. Interest only classes have either a nominal principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an interest only class that is not entitles to any distributions of principal.

Principal Only: A class that does not bear interest and is entitled to receive only distributions of principal.

Partial Accrual: A class that accretes a portion of the amount of accrued interest on it, which amount will be added to the principal balance of the class on each applicable distributions date, with the remainder of the accrued interest to be distributed currently as interest on the class. The accretion may continue until a specified event has occurred or until the partial accrual class is retired.

Accrual: A class that accretes the amount of accrued interest otherwise distributable on the class, which amount will be added as principal balance of the class on each applicable distribution date. The accretion may continue until some specified event has occurred or until the accrual class is retired.

APPENDIX C

RATINGS OF MUNICIPAL OBLIGATIONS AND DEBT SECURITIES

Description of Fitch Ratings’ (“Fitch”) Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.

Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment-grade” and “speculative grade” have established themselves over time as shorthand to describe the categories “AAA” to “BBB” (investment grade) and “BB” to “D” (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the credit rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The credit ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Fitch bases the differential between preferred/preference stock and senior subordinated debt on the issuer’s senior debt rating, the specific terms and conditions of the preferred instrument, the amount of preferred stock and subordinated debt in the capital structure, coverage ratios, the use of proceeds from a preferred issue, the issuer’s rating outlook, and the influence of regulators on the issuer’s ability to pay preferred dividends. For rating purposes, Fitch generally treats preferred stock in a manner similar to that it adopts for deeply subordinated debt. The degree of “notching,” or number of rating grades below senior debt, will be narrowed for investment-grade entities and wider for those in the speculative grades.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

The following ratings scale applies to foreign currency and local currency ratings.

International Long-Term Rating Scales

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include the following:

a.	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	The selective payment default on a specific class or currency of debt;

b.

The unsecured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	Execution of a coercive debt exchange on one or more material financial obligations.

D — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Rating Watch — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook — An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to medium-term note shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as “AAA/F1+.” The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only — Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only — Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return — Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF” — This tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

“NR” — Used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

“WD” — Indicates that the credit rating has been withdrawn and is no longer maintained by Fitch.

International Short-Term Ratings

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments is adequate.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook — An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to medium-term note shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as “AAA/F1+.” The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only — Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only — Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return — Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF” — Paid-In-Full. This tranche has reached maturity, regardless of whether it was amortized or called early. As the issuer no longer exists, it is therefore no longer rated.

“NR” — Used to denote securities not rated by Fitch where Fitch has rated some, but not all securities comprising an issuance capital structure.

“WD” — Withdrawn. The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

Description of Issue Credit Rating Definitions of S&P Global Ratings (“S&P”)

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligations;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligations is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligor rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

pi — Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Short-Term Issue Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to the other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1— Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Moody’s Investors Structured Finance Long-Term Ratings

Moody’s ratings on long-term structured finance obligations primarily address the expected credit loss an investor might incur on or before the legal final maturity of such obligations vis-à-vis a defined promise. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of the obligations. Such obligations generally have an original maturity of one year or more, unless explicitly noted. Moody’s credit ratings address only the credit risks associated with the obligations; other non-credit risks have not been addressed, but may have a significant effect on the yield to investors. Moody’s differentiates its ratings assigned to structured finance obligations by adding an (sf) indicator to all structured finance ratings.

Aaa - Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa -Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the “Prime” rating categories.

Description of Moody’s Investors Service US Municipal Short-Term Debt and Demand Obligation Ratings - Short Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - “MIG1” through “MIG3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. “MIG” ratings expire at the maturity of the obligation.

MIG1    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service US Municipal Short-Term Debt and Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX D

HEDGING AND RELATED INCOME STRATEGIES

General Description of Hedging and Related Income Strategies. As discussed in the Registration Statement, the Fund may use a variety of financial instruments (“Derivative Instruments”), including securities options, financial futures contracts (“futures contracts”), options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets. The use of these instruments for income enhancement purposes subjects the Fund to substantial risks of losses which would not be offset by gains on other portfolio assets or acquisitions. The Fund may invest up to 5% of its assets in Derivative Instruments. Such limit may be exceeded only for the purpose of hedging and subject to the approval of the Fund’s Board of Directors. The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act of 1936, as amended, and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held by the Fund. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the cost of one or more investments that the Fund may acquire. Thus, in a long hedge the Fund takes a position in the Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivative Instruments on securities generally are used to hedge against both price movements in one or more particular securities positions that the Fund owns or intends to acquire or fluctuations in interest rates. Derivative Instruments on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Fund has invested or expects to invest.

In addition to the products, strategies and risks described below and in the prospectus, the Investment Adviser expects to seek additional opportunities in connection with securities options, futures contracts and other hedging techniques. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Investment Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks of Hedging Strategies. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

(1)        Successful use of most Derivative Instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Investment Adviser is experienced in the use of Derivative Instruments, there is no assurance that any particular hedging strategy adopted will succeed.

(2)        There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)        Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. Depending on the degree of correlation between a Derivative Instrument and the security or interest rate being hedged, it is possible that the Fund could sustain losses on both positions. Similarly, transaction costs incurred in connection with a Derivative Instrument can exceed the amount of the benefits received. In any such case, the Fund would have been in a better position had it not hedged at all.

(4)        As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchase options). If the Fund is unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

(5)        Although the Fund presently does, and intends to, purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio assets being hedged, if any, may offset, partially or completely, losses on the futures contract.

(6)        If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices which reflect the decline in interest rates.

(7)        Because of the low margin deposits normally required in futures contract trading (typically between 2% and 5% of the value of the contract purchased or sold), an extremely high degree of leverage is typical of a futures contract trading account. As a result, a relatively small price movement in a futures interest contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase 5% of the price of a contract is deposited as margin, a 5% decrease in the value of the contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. A decrease of more than 5% would result in a loss of more than the total margin deposit. Thus, like other leveraged investments, any purchase or sale of a futures interest contract may result in losses in excess of the amount invested.

(8)        Most U.S. commodity exchanges limit fluctuations in certain futures interest contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Pursuant to such regulations, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contact for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Prices in various contracts have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. While daily limits may reduce or effectively eliminate the liquidity of a particular market, they do not limit ultimate losses, and may in fact substantially increase losses because they may prevent the liquidation of unfavorable positions.

In addition, the Fund may not be able to execute trades at favorable prices if little trading in the contracts involved is taking place. Under some circumstances, the Fund may be required to accept or make delivery of the underlying financial instrument if the position cannot be liquidated prior to its expiration date. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

(9)        The CFTC and the U.S. commodity exchanges have established limits referred to as “speculative position limits” or “position limits” on the maximum net long or net short position which any person or group of persons may own, hold, or control in particular futures contracts.

Under currently applicable regulations, the Fund as a whole is required to comply with position limits as if it were a single trader. Position limits may prevent the Fund from acquiring positions which might otherwise have been highly profitable. Any violation of speculative position limits would lead to mandatory liquidation of positions, possibly on unfavorable terms.

Cover. Transactions using Derivative Instruments that are not transacted on or subject to the rules of a regulated futures contract exchange or securities exchange, other than purchased options, may expose the Fund to an obligation to another party. The Fund may not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash, receivables and/or short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet other current obligations.

Covered Straddles. The Fund may purchase and write (sell) covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Investment Adviser believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when the Investment Adviser believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

Options. The Fund may purchase put and call options, and write covered put and call options, on debt securities and bond indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the underlying security declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligations under a call option that it had written by purchasing an identical call option; that is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the “counterparty”) to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

Generally, the OTC debt options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund presently does, and intends to, purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there is no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund may enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Guideline for Options on Securities. In view of the risks involved in using the options strategies described above, the Fund’s Board of Directors has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the premium paid when aggregated with the premiums on all other options held by the Fund does not exceed 5% of its total assets. This guideline may be modified by the Fund’s Board of Directors without shareholder vote. Adoption of this guideline does not limit the percentage of the Fund’s assets at risk to 5%.

Futures. The Fund may purchase and sell interest rate futures contracts and bond index futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it invests. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund may engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its Custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 2% to 5% or less of the contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory actions.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund enters, and intends to, enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there is no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund may not trade options on futures on any exchange or board of trade unless, in the Investment Adviser’s opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures or related options positions due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Guideline for Futures and Related Options. In view of the risks involved in using the futures and options strategies that are described above, the Fund’s Board of Directors has determined that the Fund may not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of its total assets. This guideline may be modified by the Fund’s Board of Directors without shareholder vote. For purposes of this guideline, options on futures contracts traded on a commodities exchange are considered “related options.” Adoption of this guideline does not limit the percentage of the Fund’s assets at risk to 5%.

The Fund may use the following Derivative Instruments:

Options on Debt Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Bond Indices. A bond index assigns relative values to the debt securities included in the index and fluctuates with changes in the market values of those debt securities. A bond index option operates in the same way as a more traditional option on a debt security, except that exercise of a bond index option is effective with cash payment and does not involve delivery of securities. Thus, upon exercise of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or other interest rate instruments at a specified future time and at a specified price or its equivalent cash-settled value. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or other interest rate instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of the debt security or other interest rate instrument.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Bond Index Futures. A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Swaps and Interest Rate Protection Transactions. The Fund has, and may in the future, enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed-rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund may engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund presently does, and intends to, use these transactions as a hedge and not as a speculative investment.

The Fund has, and may in the future, enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and usually enters into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as certain swap transactions are entered into to hedge interest rate risks associated with specific equity or fixed-income investments held by the Fund or borrowings by the Fund, such obligations will be excluded from specific borrowing restrictions under the Investment Company Act, specifically from the 10% derivatives exposure threshold specified in Rule 18f-4.

The Fund may enter into such transactions only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund may have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

APPENDIX E

PRIVACY POLICY

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;

Written and electronic correspondence, including telephone contacts; and

Account history, including information about the Fund’s transactions and balances in your accounts with UBS Financial Services Inc. or its affiliates, other fund holdings in any affiliated Funds, and any affiliation with UBS AG and its subsidiaries.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with an unaffiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

E-1

APPENDIX F

DEVELOPMENTS IN PUERTO RICO

Since 2013, the Puerto Rico bond market has experienced considerable volatility. Many Puerto Rico municipal securities continue to trade at lower prices on concerns about the Puerto Rico economy in general, and more specifically, the ongoing Puerto Rico debt restructurings, the effects of passage of Hurricanes Irma and María on September 2017, and the implementation of the fiscal plans adopted by the Puerto Rico Government in an attempt reduce and eventually eliminate budgetary deficits.

In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. It provided for the creation of the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), with broad powers designed to help the Commonwealth of Puerto Rico (the “Commonwealth”) balance its finances, restructure its debt, and ensure a return to the financial markets. As of May 1, 2017, the Oversight Board has filed five (5) petitions to commence cases under Title III of PROMESA in the U.S. District Court for the District of Puerto Rico (the “District Court”) with respect to all debt issued by the following: the Commonwealth; the Puerto Rico Sales Tax Financing Corporation (“COFINA”); the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”); the Puerto Rico Highways and Transportation Authority; and the Puerto Rico Electric Power Authority (“PREPA”).

In the COFINA Title III case, COFINA, the Puerto Rico Fiscal Agency and Financial Advisory Authority (known by its Spanish initials “AAFAF”), the Oversight Board, and certain COFINA credit parties entered into a Plan Support Agreement on August 29, 2018, which provided for the apportionment of Puerto Rico’s sales and use tax between the Commonwealth and COFINA and the restructuring of COFINA’s debt and served as the basis for a plan of adjustment for the COFINA debt. COFINA’s Third Amended Plan of Adjustment (the “Plan”) was approved by the District Court on February 4, 2019 and went effective on February 12, 2019. Pursuant to the Plan, COFINA bondholders received newly issued COFINA bonds based on their creditor class. Under the Plan, the newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. COFINA bondholders received approximately 93% of their senior COFINA principal bond holdings and approximately 56.40% of their subordinated COFINA principal bond holdings (such percentages include cash payments received by all COFINA bondholders).

In the ERS Title III case, certain ERS bondholders had reached a consensual agreement with the Commonwealth, ERS, and the Oversight Board prior to May 21, 2017, which provided, among other things, that (i) all employer contributions received by ERS during the pendency of the PROMESA stay would be segregated in an account for the benefit of holders of the ERS bonds, and (ii) ERS would transfer to Bank of New York Mellon (“BNYM”), as ERS’ fiscal agent, the amounts required each month for the payment of interest on the ERS bonds. After the filing of ERS’ Title III petition on May 21, 2017, AAFAF, on behalf of ERS, delivered a non-funding notice as permitted under this agreement on June 5, 2017, stating that ERS would discontinue transferring the amounts necessary to pay interest due on the ERS bonds commencing on July 1, 2017 and going forward. Certain ERS bondholders filed a motion to lift the automatic stay with the District Court on May 31, 2017, to seek adequate protection of the ERS bondholders’ collateral. The Puerto Rico Legislature adopted a joint resolution on June 25, 2017, which, among other things, purported to terminate the obligations of all Puerto Rico central government instrumentalities, as well as all public corporations and municipalities, to transmit employer contributions to ERS. On June 28, 2017, the District Court ordered the ERS creditors, the Oversight Board, and the Commonwealth to attempt to reach another consensual agreement, in line with what was previously agreed.

On July 17, 2017, the District Court issued an order approving a joint stipulation (the “Joint Stipulation”) entered into among certain ERS bondholders, the Commonwealth, ERS, and the Oversight Board, which provided for (i) the payment of interest on the ERS bonds through the date on which the District Court would enter a ruling in an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, as well as (ii) the deposit by the Commonwealth of approximately $18,500,000 in employer contributions from municipalities and public corporations into a segregated account of ERS for the benefit of ERS bondholders in each of July, August, September, and October of 2017 (the “Declaratory Relief Action”). The Fund received the required interest payments on the ERS bonds through and including November 1, 2017. On December 28, 2017, the District Court issued another order (the “December 2017 Order”), affirming that the Joint Stipulation required the continued payment of monthly interest on the ERS bonds in the aggregate amount of $13,876,582.48 beyond October 31, 2017. These interest payments continued until July 20, 2018, when the amounts held in the segregated account for such interest payments were exhausted The December 2017 Order also contemplated that the monthly interest payments required thereunder be applied to all series of the ERS bonds, including capital appreciation bonds that would otherwise not be entitled to current interest, with such payments expressly constituting “adequate protection payments” for all ERS bondholders, in accordance with the December 2017 Order, PROMESA, and the U.S. Bankruptcy Code. The District Court reserved for future consideration the final allowance and treatment of such “adequate protection payments” in determining the allowed amount of the claims under the ERS bonds in the ERS Title III case.

On August 17, 2019, the District Court dismissed an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, ruling against the ERS bondholders and determining, among other things, that they did not possess a perfected security interest in the ERS bondholders’ collateral, and that any security interest held by the ERS bondholders in the ERS collateral was invalid and unenforceable. On January 30, 2019, the Circuit Court reversed the District Court’s order and remanded to the District Court for further proceedings. Subsequently, on June 28, 2019, the District Court resolved the issue of whether the security interest of the ERS bondholders attached to revenues received by ERS during the post-petition period, ruling that ERS bondholders were not entitled to continued payment in bankruptcy, inasmuch as the bonds’ revenues weren’t protected “special revenues” under Section 928 of the U.S. Bankruptcy Code. On January 30, 2020, the Circuit Court upheld the District Court’s ruling. It is worth noting that on January 13, 2020, the U.S. Supreme Court declined to review a ruling from the Circuit Court that provided that payments on special revenue bonds issued by the Puerto Rico Highway Transportation Authority were permitted, but not required. Fiscal recovery plans prepared by the Oversight Board after the issuance of such special revenue bonds, which were legally secured by a gross lien on revenues derived from certain highway tolls and excise taxes, diverted some of those revenues and prompted the legal challenges thereto.

In addition to defending the ERS bondholders’ collateral in the Declaratory Relief Action, certain ERS bondholders instituted a lawsuit on July 27, 2017, challenging the Puerto Rico Legislature’s June 25, 2017 joint resolution purporting to terminate employer contributions to ERS. That litigation remains pending.

As to the legality of the constitution of the Oversight Board and the validity of its actions, it is noted that on June 1, 2020, the U.S. Supreme Court reversed a prior Circuit Court decision that had concluded that the appointments clause of the U.S. Constitution required Senate confirmation of all principal officers of the U.S. government (including the Oversight Board members), thereby validating the process by which the Oversight Board was originally appointed. It is also noted that on May 26, 2020, bond insurer Ambac Financial Group, on behalf of its subsidiary Ambac Assurance Corp. filed another adversary complaint against the Oversight Board in the District Court, arguing that PROMESA is contrary to the uniformity clauses of the U.S. Constitution’s Bankruptcy Clause.

On July 24, 2019, the District Court issued an order which stayed a substantial portion of the adversary proceedings and contested matters with respect to the Puerto Rico government debtors currently in Title III of PROMESA. This stay had been extended on various occasions and was most recently ordered to remain in effect through August 13, 2020; subject to certain exceptions, parties to any stayed proceedings or contested matters have been ordered to participate in discussions and communications to address potentially overlapping key issues; identify the issues that must be litigated or otherwise resolved to achieve confirmation of a plan of adjustment for each of the debtors in the respective Title III proceedings; and develop efficient approaches to the resolution of each such issues.

On February 9, 2020, the Oversight Board announced that it reached an agreement with certain bondholders of the Commonwealth on a substantially enhanced framework for a Plan of Adjustment to resolve $35 billion of debt and non-debt claims. The new agreement reduces the Commonwealth’s debt service (including principal and interest from COFINA’s newly restructured bonds) by 56%, to $39.7 billion from $90.4 billion. Relative to the previous Commonwealth Plan Support Agreement (the “Commonwealth PSA”) that the Oversight Board reached with a smaller group of bondholders in 2019, this agreement reduces total debt service by an additional $5 billion. Under the new Commonwealth PSA, the Commonwealth would, among others, (i) completely resolve its legacy debt in 20 years, a decade sooner than under the previous agreement (ii) reducing $35 billion of the Commonwealth’s debt and other liabilities by 70% (to less than $11 billion); and (iii) provide for a 29% average reduction for GO bondholders and a 23% average reduction for holders of Puerto Rico Public Buildings Authority bonds. Such creditors would receive $10.7 billion in new debt (half in newly issued GO bonds and half in newly issued COFINA junior lien bonds) as well as $3.8 billion in cash. Additionally, the Oversight Board agreed to settle its challenge of $6 billion of certain bonds that the Oversight Board contends exceeded the Commonwealth’s constitutional debt limit. Governor Vázquez has indicated she opposes such restructuring plan, and on February 19, 2020, AAFAF filed an objection to the scheduling of a disclosure statement hearing for such plan and the establishment of pre-solicitation procedures. The Oversight Board filed an amended Commonwealth PSA on February 28, 2020.

In view of the COVID-19 pandemic (“Coronavirus disease”) further discussed below, the Oversight Board has paused discussion and prosecution of the corresponding Plan of Adjustment and the Disclosure Statement which was filed with the District Court on February 28, 2020. In its 2020 Fiscal Plan for the Commonwealth of Puerto Rico, the Oversight Board concludes that the Commonwealth cannot afford to meet its current contractual debt obligations, even with aggressive implementation of the reforms and measures included in such Fiscal Plan. The Oversight Board is of the opinion that the development of the February 2020 Plan of Adjustment proposed a sustainable debt burden for the Commonwealth, but with the onset of the COVID-19 pandemic, there is the possibility of both near-term and long-term material, adverse impacts from the virus upon the Commonwealth and its economy. For further information with respect to the Commonwealth and the restructuring of its debt, please refer to the AAFAF’s website at http://www.aafaf.pr.gov/ and the Oversight Board’s website at https://oversightboard.pr.gov/.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends in the future.

The passage of Hurricane María over Puerto Rico on September 20, 2017 is considered the most destructive storm to hit Puerto Rico in almost 90 years. It knocked out all electric power, destroyed more than 100,000 homes, and ruptured bridges and other public infrastructure. Puerto Rico faced substantial economic and revenue disruption, and diminished output and revenue has negatively impacted the Puerto Rico government’s ability to repay its debt. On February 9, 2018, President Donald J. Trump signed into law the Bipartisan Budget Act of 2018, which includes a disaster relief package of up to $16 billion for Puerto Rico and the U.S. Virgin Islands, to be used for the Medicaid program and projects under the Community Development Block Grant. Delays in the implementation of procedures for the disbursement of such funds in Puerto Rico have been widely reported.

Most recently, the COVID-19 pandemic has caused massive disruptions across the world. Equity markets have traded significantly lower and with high volatility. Many countries have declared states of emergency. Borders have been closed, travel severely curtailed, and mandatory quarantines for large segments of the population are in effect. The U.S. Government has enacted various emergency fiscal packages to provide billions of dollars in resources for testing and development of treatments as well as provide economic assistance to affected individuals and industries, among others. Central banks of several countries (including the U.S.) have responded by lowering interest rates and providing liquidity to financial markets. The U.S. Federal Reserve lowered interest rates to a range of 0.00% to 0.25% and announced a $700 million purchase program for U.S. Treasury Notes and Mortgage Backed-Securities. On March 15, 2020, Puerto Rico Governor Wanda Vázquez ordered a shelter-at-home curfew. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S. or Puerto Rico economies.

Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”) have downgraded the general obligation bonds (“GOs”) of the Commonwealth of Puerto Rico as well as the obligations of certain Commonwealth agencies and public corporations, including ERS, on numerous occasions. Most recently, Fitch downgraded the GOs to “D” (default) and its ratings for the Commonwealth as a bond issuer, to “RD” on July 6, 2016, and for ERS to “D” on July 20, 2017, respectively. S&P had previously downgraded ERS, to “C” on September 10, 2015, and subsequently the GOs, to “D” (default) on July 7, 2016, and the debt ratings for the Government Development Bank for Puerto Rico, to “D” (default) on September 8, 2016. Finally, Moody’s downgraded ERS, to “C” on April 5, 2017, and the GOs, to “Ca” on October 11, 2017. No ratings have been issued on the new bonds issued upon COFINA’s Title III restructuring. See Appendix C for further information regarding these ratings.

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Contained in Part A:

[TO COME]

Contained in Part B:

[TO COME]

2.	Exhibits:

a.	Certificate of Incorporation of the Registrant, dated May 19, 2008.*

b.	By-laws of the Registrant.*

c.	[copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant].[**]

d.	[copies of the constituent instruments defining the rights of the holders of the securities].[**]

e.	[Terms and Conditions of the Dividend Reinvestment Plan].[**]

f.	[copies of the constituent instruments defining the rights of the holders of long-term debt of all subsidiaries for which consolidated or unconsolidated financial statements are required to be filed].[**]

g.1	Investment Advisory Agreement dated [•] (the “Investment Advisory Agreement”).[**]

h.1	[Form of Distribution Agreement between Registrant and [•]].[**]

h.2	[Form of Underwriting Agreement].[**]

h.3	[Form of Standard Dealer Agreement].[**]

h.4	[Form of Dealer Letter Agreement].[**]

i.	[copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such].[**]

j.1	Custodian Agreement between Registrant and [•] dated [•] (the “Custodian Agreement”).[**]

j.2	Transfer Agency, Registrar, and Shareholder Service Agreement dated [•] between Registrant and UBS Trust Company of Puerto Rico (the “Transfer Agency Agreement”).[**]

j.3	[copies of all custodian agreements and depository contracts].[**]

k1.	Administration Agreement between Registrant and UBS Trust Company of Puerto Rico dated [•] (the “Administration Agreement”).[**]

k2.	[Expense Limitation and Reimbursement agreements].[**]

[k3.	Third Party Services Agreement between UBS Trust Company of Puerto Rico and [State Street Corporation] dated [•] (the “Third Party Services Agreement”).[**]]

k4.	[copies of all other material contracts not made in the ordinary course of business that are to be performed in whole or in part at or after the date of filing the registration statement].

Part C-1

l.	Opinion of Sanchez LRV LLC. [**]

m.	[if a non-resident director, officer, investment adviser, or expert named in the registration statement has executed a consent to service of process within the United States, a copy of that consent to service].[**]

n.1	Auditor’s Consent of [-].[**]

n.2	Consent of Fitch Ratings.[**]

o.	[Not Applicable].

p.	[copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the dealers, adviser, promoter, or initial stockholders and written assurance from the promoters or initial stockholders that their purchases were made for investment purposes without any present intention of reselling].[**]

q.	[copies of the model plan used in the establishment of any retirement plan in conjunction with which the Registrant offers its securities, any instructions to it, and any other documents making up the model plan].[**]

r.	Code of Ethics of the Registrant.**

*	Filed herewith.

**	To be filed by amendment.

Item 26:	Marketing Arrangements.

Reference is made to the forms of the [Underwriting Agreements, the form of Distribution Agreement and the form of Dealer Agreement filed as exhibits to the Registration Statement and the Underwriting Agreements, Distribution Agreements and Dealer Agreements] (or forms thereof) which relate to the Registration Statement and filed as exhibits to the Registration Statement. Reference also is made to the information under the headings “Plan of Distribution” in the Registrant’s prospectus.

Item 27:	Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$	[•]
Listing Fees	$	*
Printing and Engraving Fees	$	*
Legal Fees	$	*
Audit Fees	$	*
Rating Agency Fees	$	*
Miscellaneous Expenses	$	*
	$	*

[*	To be provided by amendment.]
Item 28:	Persons Controlled by or under Common Control with Registrant.

[•].

Item 29:	Number of Holders of Securities.

As of [•], 2021:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	[•]
[Preferred Shares	[•]]
[any other outstanding securities	[•]]

Part C-2

Item 30: Indemnification.

Section [•] of the Registrant’s [Charter document] provides as follows:

[•]

Item 31: Business and Other Connections of Investment Adviser.

[•] manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies [and to separately managed accounts]. The principal business address for all of these investment companies and the persons named below is [•].

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of [•] who serve as officers or Directors of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the SAI. Such information for the remaining senior officers appears below:

Name and Position with [the Investment Adviser]	Other Business, Profession, Vocation or Employment During Past Two Years
[•]	[•]

Item 32: Location of Accounts and Records.

[[•], maintains the Fund’s [Charter document], By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser.

[•] maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by [•].]

Item 33: Management Services.

[Not applicable].

Item 34: Undertakings.

[Not applicable].

Part C-3

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 18th day of May, 2021.

TAX-FREE FIXED INCOME FUND VI FOR PUERTO RICO RESIDENTS, INC.

/s/ CARLOS V. UBIÑAS
Carlos V. Ubiñas, Chairman of the Board of Directors and President

Part C-4

EXHIBIT INDEX

Exhibit	Name

a.	Certificate of Incorporation of the Registrant
b.	By-laws of the Registrant

Part C-5